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                                                                    EXHIBIT 10.5


                               FINANCING AGREEMENT

      THIS FINANCING AGREEMENT (this "Agreement") is made this 25th day of September, 1998, by and between THE TOWN AND COUNTRY TRUST, a real estate investment trust organized and existing under the laws of the State of Maryland (the "Trust"), THE TC OPERATING LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Maryland (the "Operating Partnership"), and THE TC PROPERTY COMPANY II, a general partnership organized and existing under the laws of the State of Maryland (the "Property Company"; the Trust, the Operating Partnership and the Property Company being hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"); and THE FIRST NATIONAL BANK OF MARYLAND, a national banking association, (the "Lender").

                                    RECITALS

      A. The Borrowers have applied to the Lender for a revolving line of credit facility in the maximum principal amount of $50,000,000 (the "Credit Facility") to be used by the Borrowers for the Permitted Uses described in this Agreement.

      B. The Lender is willing to make the Credit Facility available to the Borrowers upon the terms and subject to the conditions set forth in this Agreement.


                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 Certain Defined Terms. As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

            "Advance" means any advance by the Lender of any portion of the proceeds of the Credit Facility, whether pursuant to the terms of this Agreement or otherwise.

            "Affiliate" means, as to any Person, any Subsidiary of such Person, or any Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person and, with respect to each of the Borrowers, includes the other Borrower, each of the Property Owners, and each holder of five percent (5%) or more of the equity or partnership interests of any of the Borrowers, as applicable, and also specifically includes, without limitation, each of the Persons named in Exhibit A attached hereto and made a part hereof. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or

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partnership interests, by contract or otherwise. For purposes of this definition, the term "Affiliate" shall not include Alfred Lerner or Harvey Schulweis or any other Person who or which (a) operates separately from the Borrowers and/or the Property Owners, (b) is or was not involved in any way with the FNMA Debt, the initial public offering of the common shares of the Trust or any subsequent offering, and (c) has no direct or indirect interest in any of the Apartment Properties or in any of the FNMA Debt Properties.

            "Agreement" means this Financing Agreement and all amendments, modifications and supplements hereto which may from time to time become effective in accordance with the provisions hereof.

            "Apartment Property" means individually and "Apartment Properties" means collectively, at any time, each and every one of the multi-family properties located in the continental United States now or hereafter owned by a Borrower or any Property Owner, the acquisition of which is financed and/or refinanced with the proceeds of the Credit Facility or which is otherwise covered by the lien of a Deed of Trust, and which has not been released from the lien of a Deed of Trust.

            "Assets" means at any date all assets that, in accordance with GAAP consistently applied, should be classified as assets on a consolidated balance sheet of the Borrowers and their Subsidiaries and Affiliates.

            "Assignment of Leases" means, with respect to any portion of the Property, an Assignment of Lessor's Interest in Leases granted by one of the Property Owners in favor of the Lender, as security of the payment and performance of all of the Obligations, and assigning to the Lender, a security interest in all rents, issues and profits and leases in connection with such portion of the Property, whether incorporated into the terms of a Deed of Trust or evidenced by a separate agreement, substantially in the form of Exhibit C attached hereto and made a part hereof (revised to incorporate any local law requirements or customary local practices and procedures), and all renewals, extensions, modifications, supplements and replacements thereof.

            "Authorized Representative" means, (a) as to the Trust, its Chairman, its President, its Executive Vice President(s), its Vice President-Treasurer or Vice President-Finance, or any other Person duly authorized by the trustees, by the Trust Declaration or by the bylaws of the Trust to execute the Financing Documents or any other documents or certificates to be executed by the Trust hereunder or in connection with the Credit Facility,
(b) as to the Operating Partnership, the Trust in its capacity as managing general partner of the Operating Partnership, or any other Person duly authorized by the Trust in such capacity or by the partnership agreement of the Operating Partnership to execute the Financing Documents or any other documents or certificates to be executed by the Operating Partnership hereunder or in connection with the Credit Facility, (c) as to the Property Company, the Trust in its capacity as managing general partner of the Operating Partnership, in its capacity as managing general partner of the Property Company, or any other Person duly authorized by the Trust in such capacity or by the partnership agreement of the Property Company to execute the Financing Documents or any other documents or certificates to be executed by the Property Company hereunder or in connection with the Credit

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Facility, and (d) as to each of the Property Owners, any person or entity expressly authorized to execute documents on behalf of such Property Owner pursuant to the terms of the organizational documents of the Property Owner in question or pursuant to the terms of any other appropriate certificate, consent or resolution duly adopted by such Property Owner in connection with the Credit Facility.

            "Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time.

            "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State are authorized or required to close.

            "Capital Lease" means any lease of real or personal property, for which the related Lease Obligations have been or should be, in accordance with GAAP consistently applied, capitalized on the balance sheet.

            "Cash Collateral" means all accounts, rents, royalties, issues, proceeds and profits arising out of or derived from all or any portion of the Property and all Proceeds derived therefrom.

            "Closing Date" means the date of the execution of this Agreement.

            "Collateral" means all real and personal property of any kind or nature whatsoever now or hereafter constituting collateral for the payment and performance of the Obligations, including without limitation, the Property and the Cash Collateral, together with any and all cash and non-cash Proceeds and products thereof.

            "Commitment Fee" shall have the meaning ascribed to such term in
Section 2.3.3 hereof.

            "Commitment Letter" means the Commitment Letter dated June 11, 1998 issued by the Lender in favor of the Borrowers in connection with the Credit Facility, including without limitation, all modifications thereof, amendments thereto and substitutions therefor.

            "Debt Service" means the aggregate amount of all payments of principal and interest in respect of Indebtedness for Borrowed Money of the Borrowers and their Subsidiaries and/or Affiliates scheduled to be due and payable during the period in question.

            "Deed of Trust" means, with respect to any portion of the Property, a deed of trust or mortgage or indemnity deed of trust or indemnity mortgage, substantially in the form of Exhibit D attached hereto and made a part hereof (revised to incorporate any local law requirements or customary local practices and procedures), executed by the applicable Property Owner in favor of the Lender, as security for the payment and performance of the Obligations, and all renewals, extensions, modifications, amendments or supplements thereto, and all

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mortgages or deeds of trust or indemnity deeds of trust or indemnity mortgages given in renewal, extension, modification, restatement or replacement thereof.

            "Default" means an event which, with the giving of notice or lapse of time, or both, could or would constitute an Event of Default under the provisions of this Agreement.

            "Distributions" means for any Person, (a) with respect to any stock issued by such Person or any partnership, joint venture or membership interest of such Person, all sums paid by such Person upon the retirement, redemption, repurchase, or other acquisition for value of such stock, partnership, joint venture or membership interest, (b) the declaration or payment of any dividend or other distribution, either monetary or in kind, on or with respect to any stock, partnership, joint venture or membership interest of any Person, but excluding any stock dividend, stock split or other distribution of shares of the Trust, and (c) any other payment or distribution of assets of a similar nature or in respect of any equity investment and expressly including any payment or distribution of sales proceeds derived from the sale of any property in which such entity has a direct ownership interest.

            "Dollars" and the "$" symbol shall refer to currency of the Unites States of America.

            "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Financing Documents, including without limitation, any costs associated with the termination or unwinding of any interest rate option elected by the Borrowers under the Note, and (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Financing Documents, including, without limitation, those costs and expenses more specifically enumerated in Section 3.6 and/or Section 8.8.

            "Environmental Indemnification" means an environmental indemnification agreement, substantially in the form of Exhibit E attached hereto and made a part hereof, executed by the Borrowers and/or any one or more of the Property Owners in favor of the Lender, as security for the payment and performance of the Obligations, and all renewals, extensions, modifications, amendments or supplements thereto.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all regulations issued pursuant thereto.

            "Event of Default" has the meaning described in Article VII.

            "Expenses" means all reasonable costs and expenses incurred by the Borrowers and the Subsidiaries and Affiliates of each of the Borrowers for the period in question, including without limitation, all costs and expenses incurred in connection with the Apartment Properties,

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including again without limitation, intercompany management fees and expenses arising out of or in connection with the Apartment Properties; but excluding, however, depreciation, depletion or amortization of assets, other non-cash charges incurred in connection with the Apartment Properties, interest expense and income taxes or other impositions in the nature of income taxes for the period in question.

            "Fees" means the collective reference to each fee payable to the Lender under the terms of this Agreement, the Note or under the terms of any of the other Financing Documents, including, without limitation, the Commitment Fee and any prepayment fee due in accordance with the terms of the Note.

            "Financing Documents" means at any time collectively this Agreement, the Commitment Letter, the Note, the Deeds of Trust, the Assignment of Leases, the Guaranties, the Environmental Indemnifications and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrowers, or any of them, any of the Property Owners and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with this Agreement, the Note and/or any of the Obligations.

            "Fixed or Capital Assets" of a Person at any date means all assets which would, in accordance with GAAP consistently applied, be classified on the balance sheet of such Person as property, plant or equipment at such date.

            "FMMC" means First Maryland Mortgage Corporation, its successors and assigns.

            "FNMA Debt" means the indebtedness in the aggregate principal amount of $375,000,000 (subject to increase to $450,000,000) established pursuant to the terms of the FNMA Master Credit Agreement.

            "FNMA Debt Documents" means all documents, instruments and agreements evidencing, governing, securing or otherwise pertaining to the FNMA Debt, including without limitation, the FNMA Master Credit Agreement.

            "FNMA Debt Properties" means the various properties which have been pledged to secure the FNMA Debt, or which secure notes (or guaranties of such notes) that have been pledged to secure the FNMA Debt, as more particularly described in Exhibit B attached hereto and made a part hereof.

            "FNMA Master Credit Agreement" means the Master Credit Facility Agreement dated as of September 26, 1997 executed by and between, among others, the Trust, the Operating Partnership, the Subsidiaries listed on Exhibit A attached hereto and made a part hereof which own the FNMA Debt Properties, The Town and Country Holding Corporation, The TC Property Company, The Town and Country Oriole Corporation and Washington Mortgage Financial Group, Ltd.

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            "GAAP" means generally accepted accounting principles consistently applied as in effect at the time of application of the provisions hereof; provided, however, that wherever in this Agreement principles of consolidation different from those required by generally accepted accounting principles are specified, the principles of consolidation specified in this Agreement shall govern.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

            "Guaranty" means a guaranty agreement, substantially in the form of Exhibit F attached hereto and made a part hereof, executed by any one or more of the Property Owners in favor of the Lender, as security for the payment and performance of the Obligations, and all renewals, extensions, modifications, amendments or supplements thereto.

            "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned or acquired by any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers is prohibited by any Law similar to those set forth in this definition; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal.

            "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned, operated or controlled by any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers or for which any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned or acquired by any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers, and any other contamination by Hazardous Materials for which any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers is, or is claimed to be, responsible.

            "Impositions" means, with respect to any portion of the Property, all real estate and personal property taxes, charges for any easement, license or agreement maintained for the benefit of the Property or any part thereof, and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the Property or any part thereof, or the ownership, use, sale, occupancy or enjoyment thereof, in each case which, if not timely paid or otherwise discharged, would materially and adversely affect (a) such ownership, use, sale,

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occupancy or enjoyment, (b) any of the Lender's Liens with respect to the
Property or (c) the financial condition of any of the Borrowers or any Subsidiary or Affiliate of any of the Borrowers.

            "Improvements" means all of the improvements, including site improvements, now existing or hereafter constructed or placed on, or comprising any portion of, the Property.

            "Indebtedness" of a Person means at any date the total liabilities of such Person at such time determined in accordance with GAAP consistently applied.

            "Indebtedness for Borrowed Money" of a Person means at any time the sum at such time of (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) Lease Obligations of such Person, excluding, however, any obligations arising under or with respect to any existing ground lease covering any one or more of the Apartment Properties and any existing lease for office space or leases of office equipment or motor vehicles incurred in the ordinary course of business, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guarantied or indemnified against by such Person or which are secured by the property of such Person; (f) any obligation of such Person under an employee stock ownership plan or other similar employee benefit plan; (g) any obligation of such Person to a Multiemployer Plan under ERISA; and (h) any obligation of such Person arising under or relating to any interest rate protection device, including any interest rate swap arrangement; including without limitation, the Credit Facility and the FNMA Debt; but excluding, however, trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith and for which adequate reserves are being provided in accordance with GAAP, and drafts or other items of payment endorsed by such Person solely for collection.

            "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Income Tax Regulations issued and proposed to be issued thereunder.

            "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.

            "Lease Obligations" of a Person means for any period the rental commitments of such Person for such period under leases for real and/or personal property (net of rent from subleases thereof, but including taxes, insurance, maintenance and similar expenses which the lessee is obligated to pay under the terms of said leases, except to the extent that such taxes, insurance, maintenance and similar expenses are payable by sublessees), including rental commitments under Capital Leases.

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            "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien, hypothecation, provision in any instrument or other document for confession of judgment, cognovit or other similar right or remedy, claim or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consignor in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.

            "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "Note" means the Promissory Note dated of even date herewith executed by the Borrowers, as makers, in favor of the Lender, as payee, in the principal amount of $50,000,000 to evidence the Credit Facility, together with all modifications thereof, amendments thereto and substitutions therefor.

            "Obligations" means all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrowers, or any of them, or any other Person or Persons to the Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Note, the Deeds of Trust, and any of the other Financing Documents and the Credit Facility, including, without limitation, the principal of, and interest on, the Note, late charges, the Fees, all Impositions, all Enforcement Costs, prepayment penalties (if any), all costs, expenses, and reasonable attorneys' fees of counsel to the Lender incurred in the documentation of any amendments, waivers or extensions of the Financing Documents or the administration thereof, and the reimbursement and payment of all sums which might be advanced by the Lender to pay or satisfy amounts required to be paid by the Borrowers or any of the Property Owners under this Agreement or under any other instrument, agreement or document at any time executed in connection with or as security for any part of the Credit Facility or any amounts which might be advanced by the Lender to pay any Taxes, Impositions, insurance premiums, Liens, assignments, charges or claims against any or all of the Collateral, or any properties covered by any instrument executed or to be executed by any of the Borrowers, or any of the Property Owners to secure any part of the Obligations. The Borrowers shall be jointly and severally liable for the payment and performance of all Obligations herein.

            "PBGC" means the Pension Benefit Guaranty Corporation.

            "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Lender has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the Person or Persons responsible for the payment thereof have the financial ability to pay, with all penalties and interest, at all

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times without materially and adversely affecting such Person or Persons, and
(iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lender;
(b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lender; (d) judgment Liens to the extent the entry of such judgment does not constitute a Default or an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; (e) leases of space in an Apartment Property in the ordinary course of business of any Borrower or the Property Owner which is the owner thereof; and (f) as to any Apartment Property, easements, restrictions and other matters permitted by the express terms of the Deed of Trust which encumbers such Apartment Property.

            "Permitted Uses" means the purposes for which the proceeds of the Credit Facility are expressly intended to be used as disclosed to the Lender and as more particularly set forth in Section 2.1.2 hereof.

            "Person" means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, a government or political subdivision or agency thereof or any other organization or entity.

            "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers is an "employer" as defined in Section 3 of ERISA.

            "Post-Default Rate" means the rate of interest which is at all times equal to the greater of (a) the Prime Rate plus four percent (4%) per annum or
(b) four percent (4%) per annum in excess of the rate of interest then accruing under the Note.

            "Prime Rate" means the greater of the rate announced by the Lender from time to time as its "prime rate" or the average rate, rounded to the nearest one-tenth of one percent (.1%), for 90-day maturity, dealer-placed commercial paper for the week most recently reported in the Federal Reserve Statistical Release No. H-15: "Selected Interest Rates" (or any succeeding publication). The Prime Rate does not necessary represent the lowest rate of interest charged by the Lender to borrowers.

            "Proceeds" means all Proceeds as defined in the Uniform Commercial Code.

            "Property" means collectively each and every one of the Apartment Properties with respect to which any Advance shall be made under the Note in accordance with the terms of this Agreement and all other items of real and personal property now or hereafter covered by the Liens of the Deeds of Trust.

            "Property Owners" means each Affiliate and/or Subsidiary now or hereafter owning any property which is then one of the Apartment Properties.

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            "Purchase Price" means, with respect to any Apartment Property, the actual consideration paid by the Property Owner in question at the time of the acquisition of such Apartment Property as expressed in the deed pursuant to which title to such Apartment Property was conveyed, exclusive of adjustments, settlement expenses, professional fees and other charges incurred in connection therewith.

            "REIT Status" means, with respect to the Trust, its status as a real estate investment trust as defined in Section 856(a) of the Internal Revenue Code and as governed by Sections 856 et seq. of the Internal Revenue Code, and other provisions of the Internal Revenue Code referred to or incorporated in, or referring to or incorporating any other provisions of, said Sections, or similar provisions of successor statutes, and applicable regulations under and rulings in respect of the aforesaid provisions of the Internal Revenue Code.

            "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

            "Restricted Accounts" means those depository accounts of any of the Borrowers and/or any of the Subsidiaries and Affiliates of any of the Borrowers maintained with the Lender and (a) more particularly described in Exhibit A attached hereto and made a part hereof, or (b) established after the date hereof which do not relate in any way to any of the Apartment Properties or the income derived therefrom and which, at the time of the establishment of the same, are designated in writing by the Borrowers to the Lender as one of the Restricted Accounts.

            "State" means the State of Maryland.

            "Subordinated Indebtedness" means all Indebtedness incurred at any time by any of the Borrowers, the repayment of which is subordinated to the Obligations by a written agreement in form and substance satisfactory to the Lender in its sole and absolute discretion.

            "Subsidiary" means any Person the majority of the voting shares of which, or other interests in which, at the time are owned directly by any of the Borrowers and/or by one or more Subsidiaries of the Borrowers, including without limitation, all of those Persons named on Exhibit A attached hereto and made a part hereof.

            "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers or any of its or their properties or assets or in respect of any of its franchises, businesses, income or profits.

            "Trust Declaration" means that certain First Amended and Restated Declaration of Trust dated June 24, 1993, executed by the trustees of the Trust, and filed with the Department of Assessments and Taxation of the State of Maryland.

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            "Uniform Commercial Code" means, unless otherwise provided in this
Agreement, the Uniform Commercial Code as adopted by and in effect from time to time in the State or in any other jurisdiction, as applicable.

      SECTION 1.2 Accounting Terms and Other Definitional Provisions. Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined herein, all terms used herein which are defined by the Uniform Commercial Code shall have the same meanings as assigned to them by the Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                   ARTICLE II

                               THE CREDIT FACILITY

      SECTION 2.1  The Credit Facility.

            2.1.1 Commitment. Subject to and in accordance with the provisions of this Agreement, the Lender agrees to establish the Credit Facility for the benefit of the Borrowers in the principal amount of Fifty Million Dollars ($50,000,000). The obligation of the Borrowers to pay the Credit Facility with interest shall be evidenced by the Note dated of even date herewith executed by the Borrowers, as makers, in favor of the Lender, as payee, in the principal amount of the Credit Facility.

            2.1.2 Permitted Uses. The sole purpose of the Credit Facility shall be (a) to provide acquisition financing to the Borrowers in connection with the purchase by the Borrowers and/or any Property Owner of one or more Apartment Properties located within the continental United States and acquired after the date of this Agreement, or (b) to provide proceeds in order to allow the Borrowers or any Property Owner to refinance (which term shall be deemed to include reimbursement to the Borrowers or to a Property Owner of sums paid towards the Purchase Price of an Apartment Property, which were not derived from a loan on such Apartment Property) any such Apartment Property acquired by the Borrowers or such Property Owner after March 25, 1998. The amount advanced by the Lender from the proceeds of the Credit Facility with respect to the acquisition or refinancing of any particular Apartment Property shall in no event exceed the lesser of (a) sixty-five percent (65%) of the Purchase Price paid for the Apartment Property in question, or (b) $25,000,000.

      SECTION 2.2 Maturity. The Credit Facility shall mature and the entire principal balance of the Credit Facility, together with all accrued and unpaid interest thereon, shall be due and payable on the first day of the thirty-seventh (37th) full calendar month from the Closing Date. The Lender agrees to review the Credit Facility annually to determine whether the Lender is willing to extend the term of the Credit Facility for an additional period or periods of one year each, which determination shall be made in the sole and absolute discretion of the Lender. In the event of a decision by the Lender to offer an extension of the Credit Facility, the Borrowers' right to accept such extension option shall be subject to the payment by the Borrowers, on or before the first day of such extension term, of an extension fee in an amount equal to ten (10) basis points on the full amount of the Credit Facility for each year that the term of the Credit Facility is extended.

      SECTION 2.3 General Financing Provisions.

            2.3.1 Borrowers' Representatives. The Lender is hereby irrevocably authorized by the Borrowers to make Advances under the Credit Facility to the Borrowers pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time an Authorized Representative of the Borrowers under the provisions of this Agreement. The Lender assumes no responsibility or liability for any errors, mistakes, and/or discrepancies by such Authorized Representative in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Lender and the Borrowers in connection with the Credit Facility or any provisions of this Agreement.

            2.3.2 Use of Proceeds. The proceeds of each Advance under the Credit Facility shall be used by the Borrowers only for the purposes herein specified and as specified in the requisition pursuant to which such proceeds were advanced, and for no other purpose except as may otherwise be agreed to by the Lender in writing. The Borrowers shall use the proceeds of each Advance promptly.

            2.3.3 Commitment Fee. The Borrowers shall pay to the Lender on or before the Closing Date, a loan origination fee (the "Commitment Fee") in an amount equal to $125,000. The Commitment Fee has been fully earned and is non-refundable. THE BORROWERS ACKNOWLEDGE AND AGREE THAT THE COMMITMENT FEE IS PAID IN CONSIDERATION OF THE LENDER'S PROCESSING OF THE BORROWERS' CREDIT APPLICATION, AND THE ESTABLISHMENT OF THE CREDIT FACILITY, AND IS NON-REFUNDABLE, NOTWITHSTANDING THE FAILURE OF THE LENDER TO MAKE ANY ADVANCE UNDER THE CREDIT FACILITY. Notwithstanding the foregoing, in the event that the Credit Facility or any Advance hereunder is refinanced in full at any time during the term of the Credit Facility through another credit facility established on the Borrowers' or any Property Owner's behalf by the Lender or FMMC, a portion of the foregoing commitment fee, in an amount equal to the product of .0025 times the lesser of (a) the amount of the Advance or Advances being repaid at the time of such refinancing, or (b) the amount of such refinancing, shall either be rebated to the Borrowers at the time of the consummation of such transaction or the amount of any commitment fee or loan origination fee due in connection with such refinancing shall be reduced by such amount; provided, however, that in no event shall the aggregate amount rebated or credited to the Borrowers exceed the full amount of the Commitment Fee.

            2.3.4 Computation of Interest and Fees. All applicable Fees and interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

            2.3.5 Payments. All payments of the Obligations, including, without limitation, principal, interest, prepayments, late charges, Fees and Enforcement Costs, shall be paid by the Borrowers without setoff, recoupment or counterclaim to the Lender at the Lender's office specified in the Note in immediately available funds not later than 12:00 noon, Baltimore, Maryland time on the due date of such payment. All payments shall be applied first to any unpaid Fees, second to any and all accrued and unpaid late charges and Enforcement Costs, third to any and all accrued and unpaid interest on the Obligations, and then to principal, all in such order and manner as shall be determined by the Lender in its sole and absolute discretion; provided, however, that so long as no Event of Default shall have occurred, which remains uncured, the Borrowers shall have the right to designate the Advance or Advances to which any principal prepayment shall be applied.

            2.3.6 Liens; Setoff. Each of the Borrowers hereby grants to the Lender a continuing Lien for all of the Obligations upon any and all monies, securities, and other property of the Borrowers, or any of them, and the proceeds thereof, now or hereafter held or received by or in transit to, the Lender from or for the Borrowers, or any of them, exclusive of any sums (including items awaiting collection) now or hereafter on deposit in the Restricted Accounts, and also upon any and all deposit accounts (general or special) and credits of the Borrowers, or any of them, with the Lender or any affiliate of the Lender, at any time existing, excluding the Restricted Accounts and any deposit accounts held by the Borrowers in their capacity as trustee for Persons who are not Affiliates or Subsidiaries of the Borrowers. Without implying any limitation on any other rights the Lender may have under the Financing Documents or applicable Laws, during the continuance of an Event of Default, the Lender is hereby authorized by the Borrowers at any time and from time to time, without notice to the Borrowers, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations then outstanding, all in such order and manner as shall be determined by the Lender in its sole and absolute discretion.

            2.3.7 Requirements of Law. In the event that the Lender shall have determined in good faith that (a) the adoption of any Laws regarding capital adequacy, or (b) any change therein or in the interpretation or application thereof or (c) compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of Law) from any central bank or Governmental Authority, does or shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, after submission by the Lender to the Borrowers of a written request therefor and a statement of the basis for such determination, the Borrowers shall pay to the Lender such additional amount or amounts in order to compensate for such reduction.

                                   ARTICLE III

                         ADVANCE PROCEDURES; COLLATERAL

      SECTION 3.1 Supporting Documentation For Each Advance Under the Credit Facility. The Borrowers' right to requisition, and the Lender's obligation to make, any Advance under the Credit Facility with respect to the acquisition or refinancing of any Apartment Property shall be expressly subject to the Lender's receipt and approval of each of the following items relating to the Apartment Property in question, which must be in all respects acceptable to the Lender and its counsel, in their reasonable discretion:

                  (a) A copy of the executed contract of sale pursuant to which the Apartment Property in question was or shall be acquired, the seller under which must be a party not related to or affiliated with any of the Borrowers or any of the Property Owners and which must reflect a bona fide purchase and sale transaction, for fair consideration.

                  (b) If such Apartment Property is to be acquired by an entity other than one of the Borrowers, a certified copy of the organizational documents for the Property Owner acquiring title to such Apartment Property, appropriate resolutions of such Property Owner authorizing the acquisition of such Apartment Property and the execution and delivery of the documents required to be executed in connection therewith, and, if applicable, a good standing certificate for such Property Owner.

                  (c) A current survey of such Apartment Property and any recorded subdivision plat relating thereto. The survey shall be certified to the title company insuring title to such Apartment Property and to the Lender and shall show dimensions and locations of all improvements and easements, rights of way, adjoining sites, encroachments and the extent thereof, established building lines and street lines, and distance to, and names of the nearest intersecting streets and such other details as the Lender may reasonably request.

                  (d) A mortgagee title insurance binder with a commitment to issue a title insurance policy in ALTA Form 1992 insuring the lien of the Deed of Trust applicable to such Apartment Property, subject only to those exceptions to title as are reasonably approved by the Lender and its counsel, and with affirmative insurance on such matters as the Lender may reasonably require. The title binder shall be issued by a company acceptable to the Lender, and shall contain such terms and coverage as the Lender and its counsel shall deem acceptable. The mortgagee title insurance policy when issued shall not contain a survey exception, except as to matters depicted on the survey and approved by the Lender. The Lender reserves the right to require commitments for reinsurance and direct access in amounts and from insurers acceptable to the Lender.

                  (e) Not less than five (5) days prior to any request by the Borrowers for an Advance under the Credit Facility, evidence satisfactory to the Lender regarding the current and past pollution control practices at such Apartment Property in connection with the discharge, emission, handling, disposal or existence of Hazardous Materials, which shall include a phase I environmental audit of such Apartment Property prepared by a person or firm acceptable to the Lender having minimum professional liability insurance coverage of at least $1,000,000 or such greater amount as the Lender may require under the circumstances and who or which shall have furnished to the Lender a reliance letter or other satisfactory evidence of the Lender's right to rely on the findings contained in such environmental audit.

                  (f) A report prepared by an engineer selected by the Borrowers, but approved by the Lender, and in form and substance satisfactory to the Lender in all respects covering the structural integrity of the improvements located on such Apartment Property and the condition of all mechanical systems therein and certifying that such improvements, as constructed, comply with all applicable legal requirements regarding access and facilities for handicapped or disabled persons for facilities of that type and age and taking into account such alternative accommodations as may be permitted by law, including, without limitation and to the extent applicable, The Federal Architectural Barriers Act (42 U.S.C. Section 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. Section 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. Section
794) and any applicable state statutes relating to access and facilities for handicapped or disabled persons. The Borrowers shall covenant and agree, at their sole cost and expense, to make all repairs and improvements to the Apartment Property required by such engineer in the foregoing inspection report which are necessary to correct any health and/or safety violations or deficiencies expressed by such engineer or which are necessary to maintain the structural integrity of the Improvements, which repairs and improvements shall be made in a manner and within a time frame reasonably acceptable to the Lender in all respects.

                  (g) Insurance policies evidencing to the Lender's satisfaction that the Borrowers maintain the following insurance coverages with respect to the Apartment Property in question (which may be effected by so-called "blanket" policies insuring the Borrowers, the Property Owners and all other Affiliates and Subsidiaries of any of the Borrowers and their respective properties):

                        (i) Fire and extended coverage insurance, including vandalism and malicious mischief endorsements, covering such Apartment Property in the form of an "all risk", 100% non-reporting policy and containing such other extended coverage as may be required by the Lender in an amount to be designated by the Lender as to the insurable value of such Apartment Property. Such policy shall indicate the Lender's interest as first mortgagee and loss payee with respect to such Apartment Property, shall prohibit cancellation or reduction in coverage upon less than thirty (30) days prior written notice to the Lender and shall be in form and issued by companies acceptable to the Lender. In no event shall such insurance contain a co-insurance provision;

                        (ii) Public liability and property damage insurance coverage for the Borrowers and the Property Owner acquiring title to such Apartment Property. Such insurance shall be issued in limits of not less than $1,000,000 for any one occurrence and $2,000,000 for the aggregate of all occurrences during any given policy period, with umbrella coverage of not less than $10,000,000, shall be in form and issued by companies acceptable to the Lender, shall name the Lender as an additional insured and shall prohibit cancellation or reduction in coverage upon less than thirty (30) days prior written notice to the Lender; and

                        (iii) Loss of rental value insurance or business interruption insurance in an amount, in form and issued by companies acceptable to the Lender in all respects.

                  (h) If such Apartment Property is in an area that has been identified by the Federal Emergency Management Agency as having special flood and mud slide hazards and in which the sale of flood insurance has been made available under the Flood Disaster Protection Act of 1973, a flood insurance policy in form satisfactory to the Lender. In the event such Apartment Property is not in an area having special flood and mud slide hazards, the Borrowers shall deliver to the Lender, evidence satisfactory to the Lender that flood insurance is not required by the terms hereof.

                  (i) Operating statements for such Apartment Property as of the close of the immediately preceding fiscal year, and for the period commencing with the current fiscal year and ending with the most recent fiscal quarter, in form and detail satisfactory to the Lender, a current rent roll and rent aging schedule for such Apartment Property, in form and detail satisfactory to the Lender, and an operating budget and a discounted cash flow analysis prepared by the Borrowers and operating expense detail, which confirms the fairness of the Purchase Price paid or to be paid for such Apartment Property, in form and detail satisfactory to the Lender.

                  (j) Such other information, materials, documents, instruments and agreements relating to such Apartment Property as the Lender may reasonably require.

      SECTION 3.2 Additional Conditions for Advances. At the time of each Advance by the Lender of any portion of the proceeds of the Credit Facility relating to the acquisition or refinancing of any Apartment Property, the Borrowers shall deliver or cause to be delivered to the Lender, each of the following, which must be acceptable to the Lender in all respects:

                  (a) An original Deed of Trust covering the fee simple or leasehold (so long as the terms thereof are satisfactory to the Lender) interest in the Apartment Property to be acquired or refinanced at such time, constituting a first perfected lien on such Apartment Property and all fixtures, equipment, chattels and building materials located therein or pertaining thereto. The lien of the Deed of Trust shall secure a principal sum equal to the greater of (i) the amount of the Advance made by the Lender with respect to the Apartment Property in question, or (ii) seventy percent (70%) of the Purchase Price of such Apartment Property. The Deed of Trust shall prohibit any transfer, sale, encumbrance or alienation of all or any part of such Apartment Property without the prior written consent of the Lender; excluding, however, the execution of tenant leases in the ordinary course of business and other permitted encumbrances expressly set forth in the Deed of Trust.

                  (b) An original Assignment of Leases executed by the Borrowers or the Property Owner acquiring title to such Apartment Property pursuant to which all rents, income, profits and leases arising out of or connected with such Apartment Property shall be assigned to the Lender as additional security for the payment and performance of the Obligations.

                  (c) An original Guaranty executed by the Property Owner (if different from the Borrowers) acquiring title to such Apartment Property pursuant to which such Property Owner shall unconditionally and irrevocably guaranty repayment of the Credit Facility and performance of all obligations of the Borrowers under the Financing Documents.

                  (d) An original Environmental Indemnification executed by the Borrowers and the Property Owner acquiring title to such Apartment Property pursuant to which the Borrowers and such Property Owner shall indemnify the Lender and hold the Lender harmless from and against all losses, costs and damages arising out of or connected with the presence of Hazardous Materials on or emanating from such Apartment Property.

                  (e) A written opinion of counsel for the Borrowers and the Property Owner in question, satisfactory in scope and substance to the Lender, covering such matters as the Lender may deem necessary, including without limitation, opinions as to the validity, binding effect and enforceability of such Deed of Trust, Assignment of Leases, Guaranty and Environmental Indemnification (subject to reasonable and customary qualifications, limitations, exceptions and assumptions).

                  (f) Such other documents, instruments and agreements (including one or more financing statements substantially in the form of Exhibit G attached hereto and made a part hereof), relating to such Apartment Property as the Lender may reasonably require.

      SECTION 3.3 Appraisals. At the time of each Advance by the Lender of any portion of the proceeds of the Credit Facility relating to the acquisition or refinancing of any Apartment Property, the Lender shall have the right to obtain an appraisal of such Apartment Property from an appraiser designated by the Lender and approved by the Borrowers, addressed to the Lender and its assigns, which, when reviewed by the Lender and by FMMC, must indicate a value in such Apartment Property equal to not less than 1.34 times the amount of the Advance made or to be made by the Lender with respect to such Apartment Property. The basis of the appraisal calculations shown on such appraisal reports and all other aspects of the appraisal reports must be satisfactory to the Lender and FMMC in all respects. The Borrowers shall reimburse the Lender upon demand for all costs and expenses incurred by the Lender and/or FMMC with respect to the preparation and review of each appraisal required pursuant to the terms hereof. If requested by the Borrowers prior to the receipt by the Lender of any such appraisal, and so long as the Borrowers shall execute a release, in a form reasonably acceptable to the Lender, pursuant to which the Lender shall be released in full from any liability arising out of the Borrowers reliance on the conclusions contained therein, the Lender shall endeavor to obtain, at the

Borrower's expense, a separate copy of such appraisal addressed to the Borrowers. In the event that, upon the receipt of any such appraisal, the value of the Apartment Property in question, as determined by the Lender based upon its review of such appraisal, is less than that required pursuant to the terms hereof, the Borrowers shall pay to the Lender within thirty (30) days of written demand by the Lender, a principal curtailment on the Credit Facility in an amount equal to the difference between the amount of the Advance made by the Lender with respect to such Apartment Property and seventy-five percent (75%) of the actual appraised value of such Apartment Property, as determined by the Lender based upon such appraisal.

      SECTION 3.4 Debt and Obligations Secured. All property and Liens assigned, pledged or otherwise granted under or in connection with this Agreement or any of the other Financing Documents shall secure (a) the payment of all of the Obligations, and (b) the performance, compliance with and observance by the Borrowers and the Property Owners of the provisions of this Agreement and all of the other Financing Documents or otherwise under the Obligations.

      SECTION 3.5 Title and Record Searches. As of the date of each Advance, the Lender shall have the right to receive, in form and substance satisfactory to the Lender, such additional Lien, title and record searches with respect to the Collateral, the Borrowers and/or any other Person, as appropriate, showing that the Liens of the Financing Documents then in existence remain and will continue to be a perfected Lien on the Collateral covered thereby subject only to Permitted Liens or to such other matters as the Lender may approve, including without limitation, endorsements to the mortgagee's title insurance policies covering each of the parcels comprising the Property, in form and substance satisfactory to the Lender and issued by a title insurance company or companies satisfactory to the Lender.

      SECTION 3.6 Costs. The Borrowers hereby jointly and severally covenant and agree to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all costs, fees and expenses incurred by the Lender in connection with the taking, perfection, preservation, protection and/or release of any Lien on the Collateral, including without limitation, (a) customary fees and expenses incurred in preparing the Financing Documents from time to time (including, without limitation, reasonable attorneys' fees), (b) all filing and/or recording taxes or fees, (c) all title insurance premiums and costs, (d) all costs of Lien and record searches, (e) reasonable attorneys' fees in connection with all legal opinions required, (f) appraisal and/or survey costs, and (f) all other related costs, fees and expenses.

      SECTION 3.7 Releases. Provided no Event of Default shall have occurred, which remains uncured, the Lender agrees to release individual Apartment Properties from the lien of the Deed of Trust covering the same upon the payment to the Lender for each such Apartment Property to be released of the full amount of the Advance made by the Lender under the Credit Facility with respect to the acquisition or refinance of such Apartment Property. Such sum shall be applied at the Lender's option either to accrued and unpaid interest or to the outstanding principal balance of the Credit Facility. In addition, the Borrowers shall pay to the Lender, at the time of each such release, a release and notary fee in the amount of $25.00 if the release instrument is delivered to the Lender for execution or $35.00 if the Lender is required to prepare the release instrument. At the time of the release by the Lender of any Apartment Property from the lien of the Deed of Trust covering the same, the Lender shall also release the Property Owner which owns such Apartment Property from the effect of its Guaranty and from the effect of the other Financing Documents to which such Property Owner is a party.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.1 Representations and Warranties. Each of the Borrowers represents and warrants to the Lender, and shall be deemed to represent and warrant at the time of each request for an Advance under the Credit Facility pursuant to the terms of this Agreement, and again at the time of the making of any Advance under the Credit Facility, as follows:

            4.1.1 Subsidiaries. The Borrowers have the Subsidiaries and Affiliates listed on Exhibit A attached hereto and made a part hereof (as the same may be updated through the date of such Advance) and no others. Such schedule correctly indicates the nature and amount of the Borrowers' ownership interests therein.

            4.1.2 Good Standing. Each of the Borrowers and its Subsidiaries and Affiliates (a) is duly organized and validly existing, and, if applicable, in good standing, under the laws of the jurisdiction of its organization, (b) has the trust, corporate or partnership (as the case may be) power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

            4.1.3 Power and Authority. Each of the Borrowers and the Property Owners has full trust, corporate or partnership, as the case may be, power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party, to make the borrowings under this Agreement, and to incur and perform the Obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary trust, corporate or partnership, as the case may be, action. No consent or approval of shareholders, partners or any creditors of any of the Borrowers or any of the Property Owners, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of any of the Borrowers or any of the Property Owners, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Financing Documents or the payment and performance by the Borrowers of the Obligations.

            4.1.4 Binding Agreements. This Agreement and the other Financing Documents executed and delivered by the Borrowers and each Property Owner which is a party thereto have been properly executed and delivered and constitute the valid and legally binding obligations of such Persons and are fully enforceable against such Persons in accordance with their respective terms.

            4.1.5 No Conflicts. Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrowers or any of the Property Owners nor the consummation of the transactions contemplated thereby will conflict with, violate or be prevented by (a) the Borrowers' organizational documents, (b) the organizational documents of any of the Property Owners, (c) any existing mortgage, indenture, contract or agreement binding on any of the Borrowers or any of the Property Owners or affecting any of its or their property, or (d) any Laws.

            4.1.6 No Defaults, Violations. No Default or Event of Default has occurred and is continuing. None of the Borrowers nor any Subsidiary or Affiliate of any of the Borrowers is in default under or with respect to any obligation under any existing mortgage, indenture, contract or agreement binding on it or affecting its property in any respect which could be materially adverse to the business, operations, property or financial condition of any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers, or which could materially adversely affect the ability of any of the Borrowers or any of the Property Owners to perform its obligations under this Agreement or the other Financing Documents to which any of the Borrowers or any of the Property Owners is a party.

            4.1.7 Compliance with Laws. None of the Borrowers nor any of the Subsidiaries or Affiliates of any of the Borrowers is in violation, in any material respect, of any applicable Laws (including, without limitation, any Laws relating to employment practices or to environmental, occupational or health standards and controls) or any order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting any of the Borrowers or any Subsidiary or Affiliate of any of the Borrowers or any of its or their properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of any of the Borrowers and/or of any of the Subsidiaries or Affiliates of any of the Borrowers.

            4.1.8 Margin Stock. None of the proceeds of the Credit Facility will be used, directly or indirectly, by the Borrowers or any Property Owner for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System or for any other purpose which might make the transactions contemplated in this Agreement a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended, or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

            4.1.9 Investment Company Act; Margin Securities. None of the Borrowers nor any Property Owner is an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of said Act. None of the Borrowers nor any Property Owner is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System.

            4.1.10 Litigation. Except as otherwise disclosed to the Lender, there are no proceedings, actions or investigations pending or, so far as any of the Borrowers knows, threatened before or by any court, arbitrator or Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of any of the Borrowers, any of the Property Owners or any other Subsidiary or Affiliate of any of the Borrowers, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of any of the Borrowers, of any of the Property Owners or of the Borrowers and the Subsidiaries and Affiliates of the Borrowers taken as a whole.

            4.1.11 Financial Condition. The consolidated financial statements of the Borrowers dated _______________, 1998, are complete and correct and fairly present the consolidated financial position of the Borrowers and their Subsidiaries and Affiliates and the results of their operations and transactions in their surplus accounts as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no material liabilities, direct or indirect, fixed or contingent, of the Borrowers or their Subsidiaries or Affiliates as of the date of such financial statements which are not reflected therein or in the notes thereto, other than leases executed in the ordinary course of business. There has been no material adverse change in the financial condition or operations of the Borrowers or their Subsidiaries or Affiliates since the date of such financial statements and to the Borrowers' knowledge no such adverse change is pending or threatened. None of the Borrowers nor any Subsidiary or Affiliate of any of the Borrowers has guaranteed the obligations of, or made any investment in or advances to, any Person, except as disclosed in such financial statements, and except for the endorsement of negotiable instruments for collection in the ordinary course of business. The representations and warranties contained in this Section shall also cover financial statements furnished from time to time to the Lender pursuant to Section 6.1.1 of this Agreement.

            4.1.12 Full Disclosure. The financial statements referred to in
Section 4.1.11 of this Agreement, the Financing Documents (including, without limitation, this Agreement), and the statements, reports or certificates furnished by the Borrowers in connection with the Financing Documents (a) do not contain any untrue statement of a material fact and (b) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Borrowers which has not been disclosed to the Lender in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents which materially and adversely affects or in the future could, in the reasonable opinion of the Borrowers, materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of any of the Borrowers or of any Property Owner.

            4.1.13 FNMA Debt. The Lender has received photocopies of all material instruments and documents evidencing and/or securing the FNMA Debt, together with any and all other material agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection therewith. None of the FNMA Debt Documents has been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Lender in writing. In addition, there does not exist any default or any event which upon notice or lapse of time or both would constitute a default under the terms of any of the FNMA Debt Documents.

            4.1.14 Taxes and Impositions. Each of the Borrowers and each of the Subsidiaries and Affiliates of the Borrowers has filed all returns, reports and forms for Taxes and Impositions which, to the knowledge of the Borrowers, are required to be filed, and has paid all Taxes and Impositions as shown on such returns or on any assessment received by it, to the extent that such Taxes and Impositions have become due, unless and to the extent only that such Taxes, Impositions, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrowers or by the appropriate Subsidiary or Affiliate of the Borrowers, such Taxes and Impositions are not the subject of any Liens other than Permitted Liens, and adequate reserves therefor have been established as required under GAAP. All tax liabilities of the Borrowers and the Subsidiaries and Affiliates of the Borrowers were as of the date of the audited financial statements referred to in Section 4.1.11 above, and are now, adequately provided for on the books of the Borrowers or their Subsidiaries and Affiliates, as appropriate. No tax liability has been asserted by the Internal Revenue Service or any state or local authority against the Borrowers or any of the Subsidiaries or Affiliates of the Borrowers for Taxes or Impositions in excess of those already paid; excluding, however, any tax liability of a non-material nature which would not impair the ability of the Borrowers or any of the Property Owners to pay and perform their Obligations hereunder.

            4.1.15 ERISA. With respect to any "pension plan" as defined in
Section 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by the Borrowers and/or by any commonly controlled entity: (a) no "accumulated funding deficiency" as defined in Internal Revenue Code Section 412 or ERISA Section 302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no Reportable Event has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) none of the Borrowers nor any commonly controlled entity (as defined under ERISA) has incurred a "complete withdrawal" within the meaning of ERISA Section 4203 from any Multiemployer Plan; (e) none of the Borrowers nor any commonly controlled entity has incurred a "partial withdrawal" within the meaning of ERISA Section 4205 with respect to any Multiemployer Plan; (f) no Multiemployer Plan to which any of the Borrowers or any commonly controlled entity has an obligation to contribute is in "reorganization" within the meaning of ERISA Section 4241 nor has notice been received by any of the Borrowers or any commonly controlled entity that such a Multiemployer Plan will be placed in "reorganization".

            4.1.16 Title to Properties. Each of the Borrowers and each of the Subsidiaries and Affiliates of each of the Borrowers has good and marketable title to all of its material properties and assets, including, without limitation, the Collateral and the properties and assets reflected in the balance sheets described in Section 4.1.11 above. All of such properties and assets, including, without limitation the Collateral, which were purchased, were purchased for fair consideration and reasonably equivalent value in the ordinary course of business.

            4.1.17 Patents, Trademarks, Etc. Each of the Borrowers and each of the Property Owners owns, possesses, or has the right to use all necessary patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights, logos, copyrights, permits and franchises to own its properties and conduct its business as now conducted, without known conflict with the rights of any other Person. Any and all obligations to pay royalties or other charges with respect to such properties and assets are properly reflected on the financial statements described in Section 4.1.11 above.

            4.1.18 Presence of Hazardous Materials or Hazardous Materials Contamination. To the best of the Borrowers' knowledge, and except as otherwise disclosed to the Lender in any environmental assessment obtained by the Lender in connection with the Credit Facility or otherwise disclosed in writing by the Borrowers to the Lender, (a) no Hazardous Materials are located on any of the Apartment Properties, except for reasonable quantities of necessary supplies for use by such Persons in the ordinary course of their current lines of business and which are stored, used and disposed of in accordance with all applicable Laws; and (b) no property owned, controlled or operated by any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers, has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is affected by Hazardous Materials Contamination which would have or cause a material adverse effect on the business, properties or condition (financial or otherwise) of the Borrowers and their Subsidiaries and Affiliates taken as a whole.

            4.1.19 Perfection and Priority of Collateral. The Lender has, or upon execution of this Agreement and the other Financing Documents and, if required, the recording of the same, will have, and will continue to have as security for the Obligations, a valid and perfected Lien on, and security interest in, all of the Collateral, free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens.

            4.1.20 Places of Business and Location of Collateral. The chief executive office of each of the Borrowers is located in Baltimore, Maryland and all books and records pertaining to the Collateral are located at the address specified in Section 8.1 hereof.

            4.1.21 Insurance. Each of the Borrowers and their Subsidiaries and Affiliates maintains with financially sound, responsible and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and business providing coverages against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary for the same or similar businesses. None of the Borrowers nor any of their Subsidiaries or Affiliates has received any notice from any insurer or its agent requiring any action with respect to any matter or canceling or threatening to cancel any policy of insurance (other than on the stated expiration date thereof), and, to the knowledge of the Borrowers, all requirements of all insurance policies have been satisfied.

            4.1.22 Solvency. On the Closing Date and on the date of each Advance under the Credit Facility (a) the aggregate fair market value of the assets of each of the Borrowers and each Subsidiary and Affiliate of each of the Borrowers exceeds its respective liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) each of the Borrowers and each Subsidiary and Affiliate of each of the Borrowers has sufficient cash flow to enable it to pay all Indebtedness as and when the same shall be due and (c) each of the Borrowers and each Subsidiary and Affiliate of each of the Borrowers has a sufficient amount of capital to conduct its business as presently contemplated.

            4.1.23 Fiscal Year. The fiscal year of each of the Borrowers and each of the Subsidiaries and Affiliates of the Borrowers is January 1 through December 31.

            4.1.24 REIT Status. The Trust is and, since the date of its formation, has been, in compliance with all requirements of the Internal Revenue Code and all other applicable laws and regulations necessary to establish and maintain REIT Status.

            4.1.25 Ownership of Partnership Interests. The Operating Partnership owns a ninety-nine percent (99%) general partnership interest in Property Company which owns a ninety-nine percent (99%) general partnership interest in each of the Property Owners.

            4.1.26 Year 2000 Compliance. Any reprogramming required to permit the proper functioning in and following the year 2000, of (a) each of the Borrower's and their Subsidiaries' and Affiliates' computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which such systems interface) and the testing of all such systems and equipment so reprogrammed, will be completed by July 1, 1999. The cost to each of the Borrower's and their Subsidiaries and Affiliates of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to each of the Borrowers and their Subsidiaries and Affiliates (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not have a material adverse effect on the financial condition or business operations of any of the Borrowers or any of their Subsidiaries or Affiliates. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of each of the Borrowers and their Subsidiaries and Affiliates are and, with ordinary course upgrading and maintenance, will continue for the term of the Credit Facility to be, sufficient to permit each of the Borrowers and their Subsidiaries and Affiliates to conduct its business as currently conducted.

      SECTION 4.2 Survival; Updates of Representations and Warranties. All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date, the making of any Advance under the Credit Facility, and the incurring of any other Obligations.

                                    ARTICLE V

                        CONDITIONS PRECEDENT FOR ADVANCES

      SECTION 5.1 Conditions to all Extensions of Credit. The making of all Advances under the Credit Facility is subject to the fulfillment of the following conditions precedent in a manner satisfactory to the Lender:

            5.1.1 Compliance. Each of the Borrowers and each of the Property Owners shall have complied and shall then be in compliance with all terms, covenants, conditions and provisions of this Agreement (including without limitation, the terms, covenants, conditions and provisions of Article III hereof) and the other Financing Documents which are binding upon it.

            5.1.2 Default. There shall exist no Default or Event of Default hereunder.

            5.1.3 Representations and Warranties. The representations and warranties contained in this Agreement and in the other Financing Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made at the time of the making of each advance under the Credit Facility, except that the representations and warranties pertaining to balance sheets, financial statements and other financial condition information or data shall refer to the latest balance sheets, financial statements, and financial condition information and data furnished to the Lender pursuant to the provisions of this Agreement.

            5.1.4 Adverse Change. No material adverse change shall have occurred in the financial condition of any of the Borrowers, of any of the Property Owners or of the Subsidiaries and Affiliates of any of the Borrowers, taken as a whole, which would, in the good faith judgment of the Lender, materially impair the ability of the Borrowers to pay or perform any of the Obligations.

            5.1.5 Legal Matters. All legal documents incident to each advance under the Credit Facility shall be reasonably satisfactory to the Lender and, if deemed necessary, counsel for the Lender.

      SECTION 5.2 Lender's Right to Terminate Advances. Notwithstanding anything contained herein to the contrary, the Lender shall have the right, in its sole and absolute discretion, to terminate its obligation to make any further Advances under the Credit Facility (as distinct from accelerating the maturity of the Credit Facility), without prior notice to or consent of the Borrowers, upon the happening of any of the following:

                  (a) The acquisition by any Person or any group of affiliated Persons, either directly or indirectly (through purchase, redemption or otherwise) of (i) more than twenty-five percent (25%) of all of the ownership interests in any of the Borrowers or in any of the Subsidiaries or Affiliates of any of the Borrowers or in any class of stock or other interests of any of the foregoing, if the effect of the same would or could alter the existing management and/or control of any of the Borrowers or of any Subsidiary or Affiliate of any of the Borrowers, as determined by the Lender in its sole but reasonable discretion, or
(ii) more than fifty percent (50%) of all of the ownership interests in any of the Borrowers or in any of the Subsidiaries or Affiliates of any of the Borrowers or in any class of stock or other interests of any of the foregoing; excluding, however, the sale or transfer of all of the interests in one or more of the Subsidiaries or Affiliates of any of the Borrowers (whether now existing or hereafter owned) in order to effectuate a sale of the real property owned by such Subsidiary or Affiliate, so long as immediately following each such sale or transfer the Borrowers or their Subsidiaries and Affiliates shall continue to maintain 100% ownership of at least thirty-one (31) of the thirty-six operating properties listed on Exhibit B attached hereto and made a part hereof; or

                  (b) Any of the Borrowers or any Subsidiary or Affiliate of any of the Borrowers shall create, incur, assume or suffer to exist any Indebtedness for Borrowed Money, except (i) the Obligations, (ii) other obligations in favor of the Lender, (iii) indebtedness of Affiliates or Subsidiaries of the Borrowers that are not Property Owners provided such indebtedness is non-recourse to the Borrowers (other than customary exceptions to such non-recourse provisions),
(iv) the FNMA Debt, which shall be deemed to include "Future Advances" thereunder after the date hereof as set forth in the FNMA Debt Documents, provided the aggregate outstanding indebtedness thereunder shall not exceed $375,000,000, unless, subject to the requirements of Section 6.1.12 below, the maximum indebtedness permitted thereunder is increased pursuant to the provisions of the FNMA Debt Documents, as the same exist on the date hereof, (v) indebtedness secured by any mortgage, encumbrance or other lien upon, or security interest in, any property (excluding inventory), or interest therein, hereafter acquired; provided, however, that (1) the indebtedness secured by any such mortgage, encumbrance, lien or security interest so created, assumed or existing shall not exceed 100% of the cost of the property covered thereby to the entity acquiring the same, and (2) each such mortgage, encumbrance, lien or security interest shall attach only to the property so acquired and proceeds thereof and (3) the acquisition to which any such mortgage, encumbrance, lien or security interest relates shall not result in a default under any other provision of this Agreement, and (vi) other indebtedness not exceeding $500,000 in the aggregate; or

                  (c) The failure of Alfred Lerner and Harvey Schulweis, at any time during the term of the Credit Facility, to own directly or indirectly in the aggregate partnership units in the Operating Partnership which are convertible into at least 2,350,000 shares of the Trust; provided, however, that nothing herein contained shall prohibit (i) the conversion of all or any portion of the direct or indirect interests of Alfred Lerner or Harvey Schulweis in the Operating Partnership to shares of the Trust as currently permitted by the organizational documents of the Borrowers so long as none of the shares in the Trust so acquired shall thereafter be sold, assigned, transferred, encumbered or otherwise conveyed; and (ii) the transfer of interests in the Trust and/or the Operating Partnership to immediate family members of Alfred Lerner or Harvey Schulweis or trusts for the benefit of Alfred Lerner, Harvey Schulweis or such family members, or upon the death of Alfred Lerner or Harvey Schulweis so long as no material adverse change, as reasonably determined by the Lender, shall result in the management of the Trust as a consequence thereof or in connection therewith, whether concurrently therewith or subsequent thereto; or

                  (d) The failure of the Borrowers or their Subsidiaries and Affiliates to maintain at all times during the term of the Credit Facility 100% ownership of at least thirty-one (31) of the thirty-six operating properties listed on Exhibit B attached hereto and made a part hereof.

                                   ARTICLE VI

                           COVENANTS OF THE BORROWERS

      SECTION 6.1 Affirmative Covenants. So long as any of the Obligations shall be outstanding hereunder, each of the Borrowers covenants and agrees with the Lender as follows:

            6.1.1 Financial Statements. Each of the Borrowers shall furnish to the Lender:

                  (a) As soon as available, but in no event more than one hundred twenty (120) days after the close of each of the Borrowers' fiscal years, (i) a copy of the annual audited, consolidated financial statement in reasonable detail satisfactory to the Lender relating to the Borrowers and their Subsidiaries and Affiliates, prepared in accordance with GAAP and examined and certified by Ernst & Young, L.L.P. or another independent certified public accountant satisfactory to the Lender, (ii) a consolidated balance sheet of the Borrowers and their Subsidiaries and Affiliates as of the end of such fiscal year and consolidated statements of income, cash flows and changes in equity of the Borrowers and their Subsidiaries and Affiliates for such fiscal year, certified as to accuracy by an Authorized Representative of the Borrowers, (iii) management prepared operating statements for each Subsidiary and Affiliate of the Borrowers owning any of the Apartment Properties, any of the FNMA Debt Properties or any other income producing property, certified as to accuracy by an Authorized Representative of the Borrowers and in a format acceptable to the Lender, (iv) a management letter in the form prepared by the independent certified public accountants, and (v) a copy of the most recent form 10-K filed in accordance with United States securities laws on behalf of the Trust.

                  (b) As soon as available, but in no event more than one hundred twenty (120) days after the close of each of the Borrowers' fiscal years, a certification by an Authorized Representative of the Borrowers stating whether anything contained in the annual financial statements required above has revealed the occurrence of a Default or an Event of Default under any of the Financing Documents or FNMA Debt Documents, and, if so, stating the facts with respect thereto.

                  (c) As soon as available, but in no event more than forty-five
(45) days after the close of each of the Borrowers' fiscal quarters, a copy of the most recent form 10-Q filed in accordance with the United States securities laws on behalf of the Trust.

                  (d) Promptly upon the filing or making thereof, at least one
(1) copy of all other financial statements, reports, notices and proxy statements sent by the Trust to its stockholders or by the Operating Partnership to its partners, and of all regular and other reports filed by any of the Borrowers with any securities exchange or with the Securities and Exchange Commission.

                  (e) Within sixty (60) days after the end of each fiscal quarter during the term of the Credit Facility, individual operating statements for each of the Apartment Properties, as of the close of such period and for the period commencing with the first day of the fiscal year and ending with such fiscal quarter, in form and detail reasonably satisfactory to the Lender and certified as to accuracy by an Authorized Representative of each of the Borrowers;

                  (f) Within thirty (30) days after the Lender's written request therefor, which shall be made not more frequently than once in any twelve (12) month period, current rent rolls for each of the Apartment Properties, each of the FNMA Debt Properties and any other income producing property owned by any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers, in form and detail satisfactory to the Lender, and certified as to accuracy by an Authorized Representative of the Borrowers; and

                  (g) Promptly, such additional information, reports or statements as the Lender may from time to time reasonably request.

            6.1.2 Recordkeeping, Rights of Inspection. (a) Each of the Borrowers shall maintain, and shall cause each of its Subsidiaries and Affiliates to maintain, (i) a standard system of accounting in accordance with GAAP, and (ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its properties, business and activities.

                  (b) Each of the Borrowers shall permit, and shall cause each of its Subsidiaries and Affiliates to permit, authorized representatives of the Lender to visit and inspect the properties of the Borrowers and of the Property Owners, including the Apartment Properties, (i) to review, audit, check and inspect the Collateral at any time with or without notice, (ii) to review, audit, check and inspect the books of record of the Borrowers and of the Property Owners at any time with (or at any time during the continuance of an Event of Default without) notice and to make abstracts and photocopies thereof, and (iii) to discuss the affairs, finances and accounts of the Borrowers and of the Property Owners, with the officers, directors, employees and other representatives of the Borrowers and of the Property Owners, all at such times during normal business hours and other reasonable times and as often as the Lender may reasonably request.

                  (c) Any and all costs and expenses incurred by, or on behalf of, the Lender in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Lender upon demand. Each of the Borrowers acknowledges and agrees that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Lender's employees and agents in, and when, travelling to the Borrowers' facilities and the facilities of any of the Property Owners.

            6.1.3 Existence. Each of the Borrowers shall maintain, and cause each of its Subsidiaries and Affiliates to maintain, its existence in good standing in the jurisdiction in which it is organized and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect
(a) on the ability of any of the Borrowers or of any of the Property Owners to perform the Obligations, (b) on the conduct of the operations of the Borrowers and the Subsidiaries and Affiliates of the Borrowers, taken as a whole, (c) on the financial condition of the Borrowers and the Subsidiaries and Affiliates of the Borrowers, taken as a whole, or (d) on the value of, or the ability of the Lender to realize upon, the Collateral.

            6.1.4 Compliance with Laws. Each of the Borrowers shall comply, and cause each of its Subsidiaries and Affiliates to comply, in all material respects with all applicable Laws and observe the valid requirements of all Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect (a) on the ability of any of the Borrowers or any of the Property Owners to perform the Obligations, (b) on the conduct of the operations of the Borrowers and the Subsidiaries and Affiliates of the Borrowers taken as a whole, (c) on the financial condition of the Borrowers and the Subsidiaries and Affiliates of the Borrowers taken as a whole, (d) on the value of, or the ability of the Lender to realize upon, the Collateral.

            6.1.5 Preservation of Properties. Each of the Borrowers will, and will cause each Property Owner to, at all times (a) maintain, preserve, protect and keep its properties, including the Apartment Properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) do or cause to be done all things necessary to preserve and to keep in full force and effect its material franchises, leases of real and personal property, trade names, patents, trademarks and permits which are necessary for the orderly continuance of its business; and each of the Borrowers will cause each of their other Subsidiaries and Affiliates to, at all times (a) maintain, preserve, protect and keep its properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) do or cause to be done all things necessary to preserve and to keep in full force and effect its material franchises, leases of real and personal property, trade names, patents, trademarks and permits which are necessary for the orderly continuance of its business, if the failure to do so by such Subsidiary or Affiliate would have or cause a material adverse effect on the business, properties or condition (financial or otherwise) of the Borrowers and their Subsidiaries and Affiliates taken as a whole.

            6.1.6 Line of Business. Each of the Borrowers will be Principally Engaged, directly or indirectly, in the business of the acquisition, ownership, development, construction, leasing, financing or management of multi-family residential properties; and the Borrowers will cause each Property Owner to be engaged solely in the business of the acquisition, ownership, development, construction, leasing, financing or management of multi-family residential properties. As used in the preceding sentence, "Principally Engaged" means, as of any date, which respect to any particular business in which a Person may be engaged, that the value of the assets of such business on such date, calculated in accordance with GAAP, is at least 51% of the value on such date of all of the business assets of such Person on such date.

            6.1.7 Insurance. Each of the Borrowers will, and will cause each of the Property Owners to, at all times maintain with A- or better rated insurance companies such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the foregoing, each of the Borrowers will, and will cause each of the Property Owners to, keep adequately insured all of its properties, including the Apartment Properties, against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in or about any properties occupied or controlled by it, or arising in any manner out of the businesses carried on by it, all in such commercially reasonably amounts as the Lender shall reasonably deem necessary or appropriate from time to time. The Borrowers shall deliver to the Lender on the Closing Date and thereafter not less frequently than annually and on each date there is a material change in the insurance coverage a certificate of an Authorized Representative of each of the Borrowers containing a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Within thirty (30) days after notice in writing from the Lender, the Borrowers shall obtain such additional insurance as the Lender may reasonably request. Each of the Borrowers will cause each of their other Subsidiaries and Affiliates at all times to maintain with A- or better rated insurance companies such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies, which, if not maintained would have or cause a material adverse effect on the business, properties, or condition (financial or otherwise) of the Borrowers and their Subsidiaries and Affiliates taken as a whole.

            6.1.8 Taxes and Impositions. Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, each of the Borrowers will, and will cause each of its Subsidiaries and Affiliates to, pay and discharge all Taxes and Impositions prior to the date when any interest or penalty would accrue for the nonpayment thereof. Each of the Borrowers shall furnish to the Lender at such times as the Lender may require proof satisfactory to the Lender of the making of payments or deposits required by applicable Laws including, without limitation, payments or deposits with respect to amounts withheld by the Borrowers and by the Subsidiaries and Affiliates of the Borrowers from wages and salaries of employees and amounts contributed by the Borrowers and by the Subsidiaries and Affiliates of the Borrowers on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act, as amended.

            6.1.9 ERISA. Each of the Borrowers will, and will cause each of its Subsidiaries and Affiliates to, comply with the funding requirements of ERISA with respect to employee pen-sion benefit plans for its respective employees. None of the Borrowers nor any of the Subsidiaries or Affiliates of the Borrowers will permit with respect to any employee benefit plan or plans covered by Title IV of ERISA (a) any prohibited transaction or transactions under ERISA or the Internal Revenue Code, which results, or may result, in any material liability of any of the Borrowers or any of its or their Subsidiaries and Affiliates, or (b) any Reportable Event if, upon termination of the plan or plans with respect to which one or more such Reportable Events shall have occurred, there is or would be any material liability of any of the Borrowers or any of their Subsidiaries and Affiliates to the PBGC. Upon the Lender's request, the Borrowers will deliver to the Lender a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA.

            6.1.10 Notification of Events of Default and Adverse Developments. Each of the Borrowers shall promptly notify the Lender upon obtaining knowledge of the occurrence of:

                  (a) Any Default or Event of Default;

                  (b) Any litigation instituted against any of the Borrowers or any of the Property Owners (i) with respect to any claim involving any of the Apartment Properties of more than Two Hundred Fifty Thousand Dollars ($250,000) in excess of any insurance coverage therefor or (ii) with respect to any claim involving any of the Apartment Properties which is not covered by insurance, of more than Two Hundred Fifty Thousand Dollars ($250,000), or any other litigation instituted against any of the Borrowers or any Subsidiary or Affiliate of any of the Borrowers (i) involving any claim of more than One Million Dollars ($1,000,000) in excess of any insurance coverage therefor or (ii) involving any claim which is not covered by insurance, of more than One Million Dollars ($1,000,000), or the entry of any judgment or Lien against any of Apartment Properties of more than Two Hundred Fifty Thousand Dollars ($250,000) in excess of the insurance coverage therefor or which is not otherwise covered by insurance, or the entry of any judgment or Lien against any of the other assets or properties of any of the Borrowers or any Subsidiary or Affiliate of any of the Borrowers of more than One Million Dollars ($1,000,000) in excess of the insurance coverage therefor or which is not otherwise covered by insurance;

                  (c) Any event, development or circumstance whereby the financial statements furnished hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Borrowers and their Subsidiaries and Affiliates;

                  (d) Any judicial, administrative or arbitral proceeding pending against any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers and any judicial or administrative proceeding known by any of the Borrowers to be threatened against it or against any of its Subsidiaries or Affiliates which, if adversely decided, could materially adversely affect the financial condition or operations (present or prospective) of any of the Borrowers, of any of the Property Owners or of the Borrowers and the Subsidiaries and Affiliates of the Borrowers taken as a whole;

                  (e) The receipt by any of the Borrowers or any Subsidiary or Affiliate of any of the Borrowers of any notice, claim or demand from any Governmental Authority which alleges that such Borrower or any such Subsidiary or Affiliate is in violation of any of the terms of, or has failed to comply with, any applicable Laws regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act, and where such violation or failure to comply could materially adversely affect the financial condition or operations (present or prospective) of any of the Borrowers, of any of the Property Owners or of the Borrowers and the Subsidiaries and Affiliates of any of the Borrowers taken as a whole; and

                  (f) Any other development in the business or affairs of any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers which may be materially adverse to the financial condition or operations (present or prospective) of any of the Borrowers, of any of the Property Owners or of the Borrowers and the Subsidiaries and Affiliates of any of the Borrowers taken as a whole;

in each case describing in detail satisfactory to the Lender the nature thereof and the action the Borrowers propose to take with respect thereto.

            6.1.11 Hazardous Materials; Contamination. Each of the Borrowers agrees to:

                  (a) Give notice to the Lender promptly upon acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers or for which any of them is responsible (provided that such notice shall not be required for Hazardous Materials placed or stored on such property in accordance with all applicable Laws in the ordinary course of business) or of any Hazardous Materials Contamination with a full description thereof;

                  (b) Promptly comply with any Laws requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Lender with satisfactory evidence of such compliance;

                  (c) To the extent the estimated cost of any such remediation relating to any one or more of the Apartment Properties exceeds $250,000, in the reasonable determination of the Lender, or to the extent the estimated cost of any such remediation relating to any of the other properties owned by any of the Borrowers or any of the other Subsidiaries or Affiliates of any of the Borrowers exceeds $1,000,000, in the reasonable determination of the Lender, provide the Lender, within thirty (30) days after a demand by the Lender, with satisfactory evidence that the necessary funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any Lien which may be established as a result thereof on any property owned or controlled by any of the Borrowers or by any of the Subsidiaries or Affiliates of any of the Borrowers or for which any of them is responsible; and

                  (d) As part of the Obligations, defend, indemnify and hold harmless the Lender and its agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any Apartment Property. Each of the Borrowers acknowledges and agrees that this indemnification shall survive the termination of this Agreement and the payment and performance of all of the other Obligations.

            6.1.12 Disclosure of Significant Transactions. Each of the Borrowers shall deliver to the Lender a written notice describing in detail (a) each "Future Advance" made under the FNMA Debt, or any other increase in the outstanding indebtedness evidenced thereby, which (i) causes the aggregate indebtedness outstanding under the "Base Facility" (as defined in the FNMA Debt Documents) to exceed $300,000,000, (ii) causes the aggregate indebtedness outstanding under the "Revolving Facility" (as defined in the FNMA Debt Documents) to exceed $75,000,000, or (iii) causes there to be outstanding under or pursuant to the FNMA Debt Documents any other Indebtedness for Borrowed Money other than fees and expenses provided for therein which are not material in amount to the Borrowers, taken as a whole, and (b) each other transaction by it or by any of its Subsidiaries or Affiliates involving the purchase, sale, lease, or other acquisition or loss or casualty to or disposition of an interest in Fixed or Capital Assets which exceeds Two Million Dollars ($2,000,000), said notices to be delivered to the Lender within thirty (30) days of the occurrence of each such transaction.

            6.1.13 Maintenance of the Collateral. Each of the Borrowers will maintain, and will cause each of the Property Owners to maintain, the Collateral in good order and repair (ordinary wear and tear excepted), and will not permit anything to be done to the Collateral which may materially impair the value thereof. In particular, and not in limitation thereof, the Borrowers shall make or cause to be made all immediate improvements to each Apartment Property required or recommended by the engineer in any of the inspection reports obtained by the Lender in connection with the Credit Facility which are necessary to correct health and/or safety violations expressed therein or to maintain the structural integrity of the Apartment Property in question in a manner satisfactory to the Lender in all respects and within a time frame reasonably acceptable to the Lender and shall acquire all replacement items designated in the foregoing inspection reports within the time periods allotted by the engineer therein.

            6.1.14 Defense of Title and Further Assurances. At its expense, each of the Borrowers will defend, and will cause each of the Property Owners to defend, the title to the Collateral (and any part thereof), and will immediately execute, acknowledge and deliver, and will cause each of the Property Owners to execute, acknowledge and deliver, any financing statement, deed of trust, mortgage, renewal, affidavit, supplement, deed, assignment, continuation statement, security agreement, certificate or other document which the Lender may require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Lender under any of the Financing Documents and the priority of that Lien. The Borrowers will from time to time, and will cause each of the Property Owners to, do whatever the Lender may reasonably require by way of obtaining, executing, delivering, and/or filing financing statements, deeds of trust, mortgages, landlords' or mortgagees' waivers, notices of assignment and other notices and amendments and renewals thereof and the Borrowers will take, and will cause each of the Proper-ty Owners to take, any and all steps and to observe such formalities as the Lender may require, in order to create and maintain a valid Lien upon, pledge of, or paramount security interest in, the Collateral, subject to the Permitted Liens. The Borrowers shall pay to the Lender on demand all taxes, costs and expenses incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument. Each of the Borrowers agrees that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. In the event of any failure by any of the Borrowers to comply, within ten (10) days, with any written request by the Lender therefor, each of the Borrowers hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Borrowers or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrowers and without notice to the Borrowers, to execute and deliver any and all of the instruments and other documents and take any action which the Lender may require pursuant the foregoing provisions of this Section 6.1.14.

            6.1.15 Business Names; Locations. Each of the Borrowers will notify and cause each of the Property Owners to notify the Lender not less than thirty
(30) days prior to (a) any change in the name under which such Borrower or the applicable Property Owner conducts its business, (b) any change of the location of the chief executive office of any of the Borrowers or of the applicable Property Owner, and (c) the opening of any new place of business or the closing of any existing place of business, and any change in the location of the places where the books and records pertaining to the Collateral, or any part thereof, are kept.

            6.1.16 Protection of Collateral. Each of the Borrowers agrees that the Lender may at any time following an Event of Default take such steps as the Lender deems reasonably necessary to protect the Lender's interest in, and to preserve the Collateral, including, the hiring of such security guards or the placing of other security protection measures as the Lender deems appropriate, and may employ and maintain at any of the premises of the Borrowers or of any Property Owner a custodian who shall have full authority to do all acts necessary to protect the Lender's interests in the Collateral. Each of the Borrowers agrees to cooperate fully and to cause each of the Property Owners to cooperate fully with the Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Lender may reasonably direct. All of the Lender's expenses of preserving the Collateral shall be part of the Enforcement Costs.

            6.1.17 Maintenance of REIT Status. The Trust shall at all times comply with all requirements of applicable Laws and regulations necessary to maintain REIT Status and shall operate its business in compliance with the terms and conditions of this Agreement and the other Financing Documents.

            6.1.18 Maintenance of Stock Exchange Listing. The Trust shall cause its common shares of beneficial interest to be listed at all times on the New York Stock Exchange or the American Stock Exchange. The Trust will forward to the Lender copies of any and all notices from the Securities and Exchange Commission related to any actual or potential suspension of such listing on either such exchange.

      SECTION 6.2 Negative Covenants. So long as any of the Obligations shall be outstanding hereunder, each of the Borrowers agrees with the Lender as follows:

            6.2.1 Consolidations, Mergers, Etc. None of the Borrowers nor any Subsidiary or Affiliate of any of the Borrowers shall, except as otherwise expressly permitted pursuant to the terms hereof, (a) consolidate or merge with or into any Person other than any of the Borrowers or one of the other Subsidiaries or Affiliates of any of the Borrowers, (b) sell, lease, abandon or otherwise transfer all or any material part of its assets to any Person, in one or a series of related transactions, (c) terminate, or fail to maintain, its existence or qualification, as applicable, in the State of Maryland, and any other applicable jurisdiction where the business of any of the Borrowers or any Subsidiary or Affiliate of any of the Borrowers, as applicable, requires such qualification, or (d) terminate, or fail to maintain, its good standing and qualification to transact business in all jurisdictions where the failure to maintain its good standing or qualification to transact business could have a material adverse effect on its financial condition or operations. Notwithstanding the foregoing, (i) the sale or transfer of all of the interests in, or any merger or consolidation involving, one or more of the Subsidiaries or Affiliates of any of the Borrowers (whether now existing or hereafter owned), other than any of the Property Owners, in order to effectuate a sale of the real property owned by such Subsidiary or Affiliate shall not constitute a violation of the foregoing prohibitions, so long as, immediately following each such sale, transfer, merger or consolidation the Borrowers or their Subsidiaries and Affiliates shall continue to maintain 100% ownership of all of the Apartment Properties and at least thirty-one (31) of the thirty-six (36) operating properties listed on Exhibit B attached hereto and made a part hereof, and (ii) the sale or transfer of all of the interests in, or any merger or consolidation involving, the Trust or the Operating Partnership shall not constitute a violation of the foregoing prohibitions, so long as (1) the Trust and the Operating Partnership are maintained as independent, wholly-owned subsidiaries of the acquiring entity, (2) the acquiring entity, after giving effect to such merger or consolidation, has a net worth, determined by the Lender in accordance with generally accepted accounting principles, consistently applied, at least equal to $500,000,000, or has a market capitalization, as determined by the Lender, at least equal to $650,000,000, (3) neither the Trust nor the Operating Partnership incurs, assumes or becomes liable for the payment of any Indebtedness for Borrowed Money as a result of or in connection with such transaction, except for such Indebtedness for Borrowed Money expressly permitted by the terms of subsection 5.2(b) above, and (4) the Trust and the Operating Partnership continue to maintain, either directly or indirectly, 100% ownership of all of the Apartment Properties and at least thirty-one (31) of the thirty-six operating properties listed on Exhibit B attached hereto and made a part hereof.

            6.2.2 Limitations on Liens. None of the Property Owners shall create, incur, assume or suffer to exist any Lien upon any of its assets, except for Permitted Liens.

            6.2.3 Purchase or Redemption of Interests, Dividend Restrictions. None of the Borrowers shall declare any dividend (other than a dividend payable in capital stock of the Trust) or partnership distribution or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or other retirement of, or in respect of, any interest in the Borrowers, or permit any Subsidiary or Affiliate to purchase or acquire any interest in the Borrowers, or pay any fees or other compensation, or make loans or advances to, or enter into any transactions with, any shareholder, partner, subsidiary or affiliate of any of the Borrowers or any person or entity owned or controlled by, controlling, or affiliated with, or related to any of the Borrowers (other than sums paid, or transactions entered into, in the ordinary course of business, on account of goods or services supplied on terms not more favorable than would be realized by bona-fide, third party vendors or suppliers) if (i) an Event of Default of the type described in Section 7.1.1 below then exists, or (ii) the Lender has delivered to the Borrowers (and not withdrawn or rescinded in writing) written instructions not to take any of the foregoing actions, which instructions the Lender may deliver to the Borrowers at any time and from time to time following the occurrence, and during the continuance, of any other Event of Default; provided, however, that nothing herein contained shall prevent inter-company transfers between the Borrowers so long as the Lender receives notice of the occurrence of the same on a weekly basis or on a more frequent basis, if requested by the Lender.

            6.2.4 ERISA Compliance. None of the Borrowers nor any Subsidiary or Affiliate of any of the Borrowers shall: (a) engage in or permit any "prohibited transaction" (as defined in ERISA); (b) cause any "accumulated funding deficiency" as defined in ERISA and/or the Internal Revenue Code; (c) terminate any pension plan in a manner which could result in the imposition of a lien on any property of any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers pursuant to ERISA; (d) terminate or consent to the termination of any Multiemployer Plan; or (e) incur a complete or partial withdrawal with respect to any Multiemployer Plan, if the taking or permitting to occur of any of the foregoing actions would have or cause a material adverse effect on the business, properties or condition (financial or otherwise) of any of the Borrowers, of any of the Property Owners or of the Borrowers and their Subsidiaries and Affiliates taken as a whole.

            6.2.5 Prohibition on Hazardous Materials. None of the Borrowers nor any Subsidiary or Affiliate of any of the Borrowers shall place, manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned or controlled by any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers or for which any of them is responsible other than Hazardous Materials placed or stored on such property in accordance with all applicable Laws in the ordinary course of business.

            6.2.6 Method of Accounting; Fiscal Year. None of the Borrowers nor any Subsidiary or Affiliate of any of the Borrowers shall (a) change the method of accounting employed in the preparation of the financial statements furnished prior to the date of this Agreement to the Lender, unless required to conform to GAAP and on the condition that the Borrowers' accountants shall furnish such information as the Lender may request to reconcile the changes with the Borrowers' prior financial statements, or (b) change its fiscal year from a year ending on December 31.

            6.2.7 Disposition of Collateral. None of the Borrowers nor any Property Owner shall sell, assign, lease, transfer, convey, extend the time for payment on, or otherwise dispose of all or any portion of the Collateral, other than (a) in connection with a transaction which causes the repayment in full of all Advances made by the Lender with respect to such portion of the

Collateral, (b) the execution of tenant leases in the ordinary course of business, and (c) as otherwise permitted by the terms of the applicable Deed of Trust.

            6.2.8 Alterations. None of the Borrowers, nor any of the Property Owners, shall commit or permit any waste of any of the Apartment Properties, and none of them shall without the prior written consent of the Lender make or permit to be made any alterations or additions to any such property of a material nature other than alterations or additions which will not materially and adversely affect the value of any such property.

            6.2.9 Use Violations. None of the Borrowers, nor any Property Owner shall use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, any of its properties in any manner which (a) violates any Law,
(b) may reasonably be considered to be dangerous unless safeguarded as required by Law, (c) constitutes a public or private nuisance, (d) makes void, voidable or cancelable any insurance then in force with respect thereto, or (e) makes void, voidable or cancelable any governmental permit. None of the other Subsidiaries or Affiliates of any of the Borrowers shall use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, any of its properties in any manner which (a) violates any Law, (b) may reasonably be considered to be dangerous unless safeguarded as required by Law, (c) constitutes a public or private nuisance, (d) makes void, voidable or cancelable any insurance then in force with respect thereto, or (e) makes void, voidable or cancelable any governmental permit, if the effect of the same would have or cause a material adverse effect on the business, properties or condition (financial or otherwise) of the Borrowers and the Subsidiaries and Affiliates of the Borrowers taken as a whole.

            6.2.10 Amendment of FNMA Debt Documents. Without the prior written consent of the Lender, none of the Borrowers nor any Subsidiary or Affiliate of any of the Borrowers shall (a) enter into any amendment, modification or alteration of any of the FNMA Debt Documents, or (b) cause, create, incur, allow, acknowledge, consent to or permit to become effective any action requiring the approval of any lender under the FNMA Debt Documents, if any such action described in either of clauses (a) and (b) would have the effect of (i) increasing the rate of interest payable thereunder, (ii) accelerating the date for payment of any principal sum due thereunder, (iii) modifying any term or provision of Article II, Article IV, Article VIII, Sections 13.02(c), 13.07(c) or 13.08(a) or (b) of Article XIII, Article XVI, Article XX (other than Sections 20.03(a) and (b)) or Article XXI of the FNMA Master Credit Agreement, or any of the defined terms referred to in any of such Articles or Sections, or (iv) impairing in any material respect the Borrowers' ability to pay and perform the Obligations; provided, however, that the Borrowers shall deliver to the Lender a copy of all such permitted amendments, modifications or approvals promptly after the execution or issuance thereof. For the purposes hereof, the waiver of any event of default under the FNMA Debt Documents by the lender thereunder shall not constitute an amendment, modification or alteration of the same. Without the prior written consent of the Lender, none of the Borrowers nor any Subsidiary or Affiliate of any of the Borrowers shall cause, consent to, allow or permit to become effective any termination of the FNMA Debt or of any of the FNMA Debt Documents unless such Indebtedness for Borrowed Money is replaced with a new credit facility the terms and conditions of which (including without limitation, the principal amount thereof) are acceptable in all respects to the Lender and its counsel.


                                   ARTICLE VII

                         DEFAULT AND RIGHTS AND REMEDIES

      SECTION 7.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

            7.1.1 Failure to Pay. The failure of any of the Borrowers or any of the Property Owners to pay any of the Obligations within ten (10) days of the date as and when due and payable in accordance with the provisions of this Agreement, the Note and/or any of the other Financing Documents.

            7.1.2 Breach of Representations and Warranties. Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Borrowers), financial statement or other document furnished in connection with this Agreement, any of the other Financing Documents, or the Obligations, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

            7.1.3 Failure to Comply with Covenants. Any covenant, condition or agreement contained in this Agreement shall not be performed, observed or complied with as required by the terms hereof, which failure shall continue for more than thirty (30) days after written notice thereof shall have been sent by the Lender to the Borrowers.

            7.1.4 Default Under Other Financing Documents or Obligations. A default shall occur under any of the other Financing Documents or under any of the other Obligations, and such default is not cured within any applicable grace and/or cure period provided therefor.

            7.1.5 Receiver; Bankruptcy. Any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (b) admit in writing its inability to pay its debts as they mature, (c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, (e) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to a reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take any action for the purposes of effecting any of the foregoing, or (f) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer or allow any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (g) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of the business of any of the Borrowers or of any of the Subsidiaries or Affiliates of any of the Borrowers or the use or disposition of a material portion of the assets of any of the Borrowers or of any of the Subsidiaries or Affiliates of any of the Borrowers.

            7.1.6 Involuntary Bankruptcy, etc. (a) An order for relief shall be entered in any involuntary case brought against any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers under the Bankruptcy Code, or (b) any such case shall be commenced against any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers and shall not be dismissed within sixty (60) days after the filing of the petition, or (c) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers (i) adjudicating any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers as bankrupt or insolvent, or (ii) appointing a receiver, trustee or liquidator of any of the Borrowers or of any of the Subsidiaries or Affiliates of any of the Borrowers, or of a material portion of any assets of any of the Borrowers or of any of the Subsidiaries or Affiliates of any of the Borrowers, or (iii) enjoining, prohibiting or otherwise limiting the operation of a material portion of the business of any of the Borrowers or of any of the Subsidiaries or Affiliates of any of the Borrowers or the use or disposition of a material portion of the assets of any of the Borrowers or of any of the Subsidiaries or Affiliates of any of the Borrowers, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

            7.1.7 Judgment. Unless adequately insured in the opinion of the Lender, the entry of a final judgment for the payment of money involving more than $250,000 against any of the Borrowers or any of the Property Owners or involving more than $1,000,000 against any of the other Subsidiaries or Affiliates of any of the Borrowers, and the failure by the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers to discharge the same, or cause it to be discharged, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

            7.1.8 Execution; Attachment. Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

            7.1.9 Default Under Other Borrowings. Any of the Borrowers or any Subsidiary or Affiliate of any of the Borrowers (a) shall default in the payment of the FNMA Debt or in the payment of any future indebtedness which repaid or refinanced all or any portion of the FNMA Debt, or any event or condition which constitutes a default under or results in the acceleration of the FNMA Debt or of any such future indebtedness shall occur and remain uncured (and not waived) beyond any applicable notice, grace and/or cure period provided therefor, or (b) shall default in the payment of any other Indebtedness for Borrowed Money in excess of $500,000, or any event or condition which constitutes a default under any other Indebtedness for Borrowed Money in excess of $500,000 shall occur and remain uncured beyond any applicable grace and/or cure period provided therefor and the holder of such Indebtedness for Borrowed Money shall accelerate the maturity of such Indebtedness for Borrowed Money or exercise any other rights and remedies available to such holder as a result of such default.

            7.1.10 Failure of Messrs. Lerner and Schulweis to Maintain Interests. Without the prior express, written consent of the Lender, either Alfred Lerner or Harvey Schulweis sells, assigns, transfers, encumbers or otherwise conveys any of his interests in the Operating Partnership (or any shares of beneficial interests in the Trust into which such interests may be converted); excluding, however, (a) any conveyance that occurs by inheritance, devise, or bequest or by operation of law upon the death of Harvey Schulweis or Alfred Lerner; (b) any conveyance to immediate family members of Harvey Schulweis or Alfred Lerner or to trusts established for the benefit of Harvey Schulweis or Alfred Lerner and/or their respective immediate family members; provided, that Harvey Schulweis or Alfred Lerner, as the case may be, gives the Lender notice of such conveyance concurrently therewith; (c) a conversion of interests in the Operating Partnership into shares of beneficial interest in the Trust (but such shares shall be subject to the prohibitions set forth in this Section); and (d) a conveyance in connection with a merger or consolidation of the Trust or the Operating Partnership so long as (i) the Trust and the Operating Partnership are maintained as independent, wholly-owned subsidiaries of the acquiring entity, (ii) the acquiring entity, after giving effect to such merger or consolidation, has a net worth, determined by the Lender in accordance with generally accepted accounting principles, consistently applied, at least equal to $500,000,000, or has a market capitalization, as determined by the Lender, at least equal to $650,000,000, (iii) neither the Trust nor the Operating Partnership incurs, assumes or becomes liable for the payment of any Indebtedness for Borrowed Money as a result of or in connection with such transaction, except for such Indebtedness for Borrowed Money expressly permitted by the terms of subsection 5.2(b) above, and (iv) the Trust and the Operating Partnership continue to maintain, either directly or indirectly, 100% ownership of all of the Apartment Properties and at least thirty-one (31) of the thirty-six (36) operating properties listed on Exhibit B attached hereto and made a part hereof.

            7.1.11 Property Owners. The failure of the Borrowers, at any time during the term of the Credit Facility, to directly or indirectly own 100% of the Property Owners.

            7.1.12 Change in Management. A material change in the key management personnel of the Trust, which is likely to have a material adverse effect on the Trust, as determined by the Lender in its reasonable discretion.

      SECTION 7.2 Remedies. Upon the occurrence of any Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

            7.2.1 Acceleration. The Lender may declare the Obligations to be immediately due and payable, notwithstanding anything contained in this Agreement or in any of the other Financing Documents to the contrary, without presentment, demand, protest, notice of protest or of dishonor, or other notice of any kind, all of which all of the Borrowers hereby waive.

            7.2.2 Further Advances. The Lender may from time to time without notice to any of the Borrowers or to any of the Property Owners suspend, terminate or limit any further Advances, loans or other extensions of credit under this Agreement and under any of the other Financing Documents.

            7.2.3 Uniform Commercial Code. The Lender shall have, with respect to the Collateral, all of the rights and remedies of a secured party under the Financing Documents and under the Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Borrowers and each of the Property Owners shall assemble the Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon the premises of the Borrowers and the Property Owners to take possession of the Collateral, to remove it, to render it unusable, to process it or otherwise prepare it for sale, or to sell or otherwise dispose of it. If any consent, approval, or authorization of any state, municipal or other governmental department, agency or authority or of any Person, having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, each of the Borrowers and each of the Property Owners agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

            7.2.4 Specific Rights With Regard to Collateral. In addition to all other rights and remedies provided hereunder, under the other Financing Documents or as shall exist at Law or in equity from time to time, the Lender may (but shall be under no obligation to), without notice to any of the Borrowers or to any of the Property Owners, and each of the Borrowers and each of the Property Owners hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of any of the Borrowers or any of the Property Owners or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrowers and without notice to any of the Borrowers or to any of the Property Owners, to:

                  (a) Compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

                  (b) Copy, transcribe, or remove from any place of business of any of the Borrowers or any of the Property Owners all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lender, make such use of the Borrowers' place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;

                  (c) Demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

                  (d) Institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

                  (e) Settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

                  (f) Endorse or sign the name of any of the Borrowers or any of the Property Owners upon any items of payment, certificates of title, instruments, securities, stock powers, documents, documents of title, financing statements, assignments, notices, or other writings relating to or part of the Collateral;

                  (g) Notify the Post Office authorities to change the address for the delivery of mail to any of the Borrowers or to any of the Property Owners to such address or Post Office Box as the Lender may designate and receive and open all mail addressed to the Borrowers and the Property Owners; and

                  (h) Take any other action necessary or beneficial to realize upon or dispose of the Collateral or to carry out the terms of this Agreement.

            7.2.5 Application of Proceeds. Any proceeds of sale or other disposition of the Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Collateral fails to fully satisfy the Obligations, the Borrowers shall remain liable to the Lender for any deficiency.

            7.2.6 Performance by Lender. If any of the Borrowers or any of the Property Owners shall fail to pay the Obligations or otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon any of the Borrowers or any of the Property Owners and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrowers, and may enter upon the premises of any of the Borrowers or any of the Property Owners for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and each of the Borrowers and each of the Property Owners hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of any of the Borrowers or any of the Property Owners or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrowers and without notice to any of the Borrowers or any of the Property Owners. All sums so paid or advanced by the Lender, together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Borrowers to the Lender on demand, and shall constitute and become a part of the Obligations.

            7.2.7 Other Remedies. The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this

Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the other Financing Documents, and/or applicable Laws. The Lender is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of any of the Borrowers or of any of the Property Owners now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Lender, excluding, however, any sums (including items awaiting collection) now or hereafter on deposit in the Restricted Accounts.


                                  ARTICLE VIII

                                  MISCELLANEOUS

      SECTION 8.1 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

            Borrowers:              THE TOWN AND COUNTRY TRUST
                                    100 South Charles Street
                                    Baltimore, Maryland  21201
                                    Attention:  Michael H. Rosen

                                    THE TC OPERATING LIMITED PARTNERSHIP
                                    100 South Charles Street
                                    Baltimore, Maryland  21201
                                    Attention:  Michael H. Rosen

                                    THE TC PROPERTY COMPANY II
                                    100 South Charles Street
                                    Baltimore, Maryland  21201
                                    Attention:  Michael H. Rosen

            With a copy to:         THE TOWN AND COUNTRY TRUST
                                    9 West 57th Street
                                    50th Floor
                                    New York, New York 10019
                                    Attn: Harvey Schulweis
            and with a copy to:     James H. Berick, Esquire
                                    Berick, Pearlman &
                                       Mills Co., L.P.A.
                                    1350 Eaton Center
                                    1111 Superior Avenue
                                    Cleveland, Ohio  44114

            Lender:                 THE FIRST NATIONAL BANK
                                       OF MARYLAND
                                    P.O. Box 1596
                                    Mail Code 101-747
                                    25 South Charles Street
                                    17th Floor
                                    Baltimore, Maryland  21203

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

      SECTION 8.2 Amendments; Waivers. This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Borrowers. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between any of the Borrowers or any of the Property Owners and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws. Without implying any limitation on the foregoing:

                  (a) Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Lender may specify in any such instrument.

                  (b) No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

                  (c) No notice to or demand on any of the Borrowers or on any of the Subsidiaries or Affiliates of any of the Borrowers in any case shall entitle any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

                  (d) No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Lender from exercising any such right, power or remedy at any time or times.

                  (e) By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

      SECTION 8.3 Cumulative Remedies. The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

                  (a) Proceed against any of the Borrowers or any of the Property Owners with or without proceeding against any other Person who may be liable (by endorsement, guaranty, indemnity or otherwise) for all or any part of the Obligations;

                  (b) Proceed against any of the Borrowers or any of the Property Owners with or without proceeding under any of the other Financing Documents or against any of the Collateral or other collateral and security for all or any part of the Obligations;

                  (c) Without reducing or impairing the obligation of any of the Borrowers or any of the Property Owners and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise;

                  (d) Without reducing or impairing the obligations of any of the Borrowers or any of the Property Owners and without notice thereof: (i) fail to perfect the Lien on any or all of the Collateral or release any or all of the Collateral or accept substitute Collateral, (ii) approve the making of advances under the Credit Facility pursuant to this Agreement, (iii) waive any provision of this Agreement or the other Financing Documents, (iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

      SECTION 8.4 Severability. In case one or more provisions, or part thereof, contained in this Agreement or in any of the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

                  (a) The validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

                  (b) The obligation to be fulfilled shall be reduced to the limit of such validity;

                  (c) If such provision or part thereof pertains to the repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations shall become immediately due and payable; and

                  (d) If the affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

      SECTION 8.5 Assignments by Lender. The Lender may, without notice to, or consent of, any of the Borrowers or any of the Property Owners, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise. Notwithstanding the foregoing, provided that no Event of Default shall have occurred, which remains uncured (and not waived), the Lender agrees not to sell or assign its interest in the Credit Facility and the Financing Documents or enter into any participation with respect to the Credit Facility or the Financing Documents involving more than 50% of the Lender's interest therein or pursuant to which the Lender shall be removed as the "lead lender" or "agent" under the Credit Facility, without obtaining the prior written approval of the Borrowers with respect to the proposed transferee, assignee or participant (which approval shall not be unreasonably withheld), unless such sale, assignment or participation arises out of or results from any merger or reorganization involving the Lender or is required to be effectuated by the Lender in order to avoid the violation of any statutory or regulatory mandate or guideline, including, without limitation, any legal lending limit.

      SECTION 8.6 Successors and Assigns. This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that none of the Borrowers shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

      SECTION 8.7 Continuing Agreements. All covenants, agreements, representations and warranties contained herein, in any of the other Financing Documents, or in any certificate delivered pursuant hereto or thereto shall survive the making by the Lender of the Credit Facility and the execution and delivery of the Note, shall be binding upon each of the Borrowers and each of the Subsidiaries and Affiliates of the Borrowers regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Lender's request, and as a condition of the release of any one or more of the Financing Documents, the Borrowers, the Property Owners and other Persons obligated with respect to the Obligations shall provide the Lender with such acknowledgments and agreements as the Lender may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lender, its agents and others, or to the extent there are, identifying them.

      SECTION 8.8 Enforcement Costs. Each of the Borrowers hereby covenants and agrees to pay to the Lender on demand all Enforcement Costs, together with interest thereon from the date incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, each of the Borrowers agrees, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Financing Documents and to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.

      SECTION 8.9 Applicable Law; Jurisdiction.

            8.9.1 Governing Law. As a material inducement to the Lender to enter into this Agreement, each of the Borrowers acknowledges and agrees that the Financing Documents, including, this Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Borrowers, one or more of the Financing Documents may be executed elsewhere. The Lender acknowledges, however, that remedies under certain of the Financing Documents which relate to property outside the State may be subject to the laws of the state in which the property is located.

            8.9.2 Consent to Jurisdiction. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each of the Borrowers and may be enforced in any court in which any of the Borrowers is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Borrowers in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

            8.9.3 Appointment of Agent. Each of the Borrowers hereby irrevocably designates and appoints Michael H. Rosen, as the Borrowers' authorized agent to receive on the Borrowers' behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this
Section in any state or federal court sitting in the State. If such agent shall cease so to act, each of the Borrowers shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

            8.9.4 Service of Process. Each of the Borrowers hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (a) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Borrowers at the address designated in or pursuant to Section 8.1 hereof, and (b) serving a copy thereof upon the agent, if any, designated and appointed by the Borrowers as the Borrowers' agent for service of process by or pursuant to this Section. Each of the Borrowers irrevocably agrees that such service (a) shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and (b) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

      SECTION 8.10 Duplicate Originals and Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

      SECTION 8.11 Headings. The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      SECTION 8.12 No Agency. Nothing herein contained shall be construed to constitute any of the Borrowers as the Lender's agent for any purpose whatsoever or to permit any of the Borrowers to pledge any of the Lender's credit. The Lender shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. The Lender shall not, by anything herein or in any of the Financing Documents or otherwise, assume any of the Borrowers' obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by the Borrowers of any of the terms and conditions thereof.

      SECTION 8.13 Date of Payment. Should the principal of or interest on the Note become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and in the case of principal, interest shall be payable thereon at the rate per annum specified in the Note during such extension.

      SECTION 8.14 Entire Agreement. This Agreement is intended by the Lender and the Borrowers to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor any of the Borrowers shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Agreement but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

      SECTION 8.15 WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OF THE BORROWERS AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE OTHER FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH OF THE BORROWERS AND THE LENDER, AND EACH OF THE BORROWERS HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWERS FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      SECTION 8.16 Liability of the Lender. Each of the Borrowers hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any third-party accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations. By inspecting the Collateral or any other properties of any of the Borrowers or any of the Subsidiaries or Affiliates of any of the Borrowers or by accepting or approving anything required to be observed, performed or fulfilled by the Borrowers or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

      SECTION 8.17. Trust Liability. The Lender hereby acknowledges that the Trust Declaration provides that no trustee, officer, shareholder, employee or agent of the Trust shall be held to any personal liability, jointly or severally, for any obligation of or claim against the Trust. All persons dealing with the Trust in any way shall look only to the assets of the Trust for the payment of any sum or the performance of any obligation.

      SECTION 8.18. No Other Obligors. References in this Agreement, including, without limitation, those contained in Article VI hereof, to Subsidiaries and Affiliates of the Borrowers, other than Property Owners, shall not be deemed to state or imply that any such Subsidiary or Affiliate is liable for any of the Obligations or bound by any term or condition hereof or of any of the other Financing Documents, or that any of the property of any such Subsidiary or Affiliate constitutes a part of the Collateral hereunder.

      IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:                   THE TOWN AND COUNTRY TRUST



                                     By                            (SEAL)
-------------------------              ----------------------------
                                          Harvey Schulweis
                                          President

WITNESS OR ATTEST:                   THE TC OPERATING LIMITED PARTNERSHIP

                                     By:   The Town and Country Trust
                                           Managing General Partner



                                                 By                       (SEAL)
-------------------------                          -----------------------
                                                Harvey Schulweis
                                                President

WITNESS OR ATTEST:                  THE TC PROPERTY COMPANY II

                                    By:   The TC Operating Limited Partnership
                                          Managing General Partner

                                          By:   The Town and Country Trust
                                                Managing General Partner



                                                      By                 (SEAL)
-------------------------                               -----------------
                                                          Harvey Schulweis
                                                                 President

WITNESS:                            THE FIRST NATIONAL BANK OF MARYLAND



                                    By                            (SEAL)
-------------------------             ----------------------------
                                         Name:
                                         Title:

                                    LIST OF EXHIBITS


      A.    List of Subsidiaries and Affiliates

      B.    List of Current Operating Properties, including the FNMA Debt
            Properties

      C.    Form of Assignment of Leases

      D.    Form of Deed of Trust

      E.    Form of Environmental Indemnification

      F.    Form of Guaranty

      G.    Form of Financing Statement

      H.    List of Restricted Accounts

                           LOAN MODIFICATION AGREEMENT


      THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made this 10th day of April, 2000 by and among THE TOWN AND COUNTRY TRUST, a real estate investment trust organized and existing under the laws of the State of Maryland (the "Trust"); THE TC OPERATING LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Maryland (the "Operating Partnership"); and THE TC PROPERTY COMPANY II, a general partnership organized and existing under the laws of the State of Maryland (the "Property Company"; the Trust, the Operating Partnership and the Property Company being hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"); and ALLFIRST BANK, formerly known as THE FIRST NATIONAL BANK OF MARYLAND, its successors and assigns, (the "Lender").

                             INTRODUCTORY STATEMENT

      A. Pursuant to the terms of a Financing Agreement dated September 25, 1998 executed by and among the Borrowers and the Lender (such Financing Agreement, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Financing Agreement"), the Borrowers became indebted unto the Lender for a Credit Facility in the original principal amount of up to $50,000,000 (the "Credit Facility"), the proceeds of which were to be used by the Borrowers to finance the acquisition by the Borrowers, and/or entities related to or affiliated with the Borrowers, of multi-family apartment properties located within the continental United States, on the terms and subject to the conditions therein more particularly set forth.

      B. The Credit Facility is evidenced by a Promissory Note dated of even date with the Financing Agreement executed by the Borrowers, as makers, in favor of the Lender, as payee, in the original principal amount of $50,000,000 (such Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Note").

      C. The Borrowers have now requested that the Lender modify the terms of the Credit Facility in order to (i) allow for a portion of the Credit Facility, in an amount not to exceed at any one time outstanding the sum of $10,000,000, to be utilized by the Borrowers and by The TC Property Company, a Maryland general partnership and an affiliated entity of the Borrowers, ("TCP") for working capital purposes, and (ii) provide the Borrowers with an option to extend the maturity of the Credit Facility.

      D. In order to reflect the understandings of the parties with respect to the foregoing, the parties hereto have agreed to execute and deliver this Agreement to modify the terms of the Credit Facility as hereinafter more particularly set forth.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves, their respective successors and assigns do hereby mutually covenant and agree as follows:

      1. Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

      2. Outstanding Obligations. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Credit Facility as of the date hereof is $16,250,000, (b) that interest on the unpaid principal balance of the Note has been paid through March 31, 2000, and (c) that the unpaid principal balance of the Credit Facility, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

      3. Continuation of Credit Facility Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Credit Facility shall continue to be advanced, to bear interest and to be repaid on the terms and subject to the conditions set forth in the Financing Agreement, the Note and each of the other documents evidencing and securing the Credit Facility (this Agreement, the Financing Agreement, the Note, the FILM Note (as hereinafter defined) and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Financing Documents"). All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.

      4. Extension Option. Notwithstanding anything contained in the Note or the Financing Agreement to the contrary, the Borrowers shall have one (1) option to extend the maturity of the Credit Facility for a period of twelve (12) months, upon the express condition for the exercise of such extension option that each and all of the following conditions precedent shall have been fulfilled or complied with to the complete satisfaction of the Lender:

            (a) The Borrowers shall have given to the Lender at least thirty
(30) days prior written notice of their intention to extend the Credit Facility;

            (b) No default or event of default shall have occurred hereunder or under any of the other Financing Documents which remains uncured beyond any applicable grace and/or cure period provided therefor; and

            (c) The Borrowers shall have paid to the Lender, at the time the notice required by subparagraph (a) above is given, an extension fee in the amount of $50,000.

Upon the exercise by the Borrowers of the foregoing extension option in accordance with the terms hereof, the Credit Facility shall mature and the entire principal balance of the Note, together with all accrued and unpaid interest thereon, shall be due and payable on October 1, 2002.

      5. Establishment of FILM Line. From and as of the date hereof, a portion of the Credit Facility, in an amount not to exceed at any one time outstanding the sum of $10,000,000 (such portion of the Credit Facility being hereinafter referred to as the "FILM Line"), shall be segregated by the Lender from the balance of the Credit Facility and shall be made available by the Lender to the Borrowers and TCP for working capital purposes in accordance with, and subject to the terms and conditions contained in, the FILM/Cash Solutions Promissory Note dated of even date herewith executed by the Borrowers and TCP in favor of the Lender, a copy of which is attached hereto as Exhibit A and made a part hereof, (such FILM/Cash Solutions Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "FILM Note"). Notwithstanding anything contained in the Financing Agreement or the Note to the contrary, so long as the FILM Line shall be in existence, the outstanding principal amount of the Note, and the aggregate principal amount of all Advances (as defined in the Financing Agreement), shall not exceed at any one time outstanding the difference between
(a) $50,000,000, and (b) the principal amount of the FILM Note. Unless earlier terminated by the Lender in accordance with the terms of the FILM Note, the FILM Line shall remain available to the Borrowers until the earlier to occur of (a) demand of the FILM Line by the Lender in accordance with the terms of the FILM Note, (b) the maturity of the Credit Facility in accordance with the terms of the Financing Documents or (c) the voluntary termination of the FILM Line by the Borrowers and TCP upon ten (10) days prior written notice to the Lender. Notwithstanding anything contained herein or in the FILM Note to the contrary, the Borrowers shall have the right, upon not less than ten (10) days prior written notice to the Lender, to reduce the amount of the FILM Line. Any such reduction of the FILM Line shall be made in increments of not less than $2,000,000. In addition, after any such reduction of the FILM Line, the Borrowers shall have the right, upon not less than ten (10) days prior written notice to the Lender, to increase the amount of the FILM Line up to its original principal amount. Any such restoration of the FILM Line shall also be made in increments of not less than $2,000,000 and, in no event, shall the principal amount of the FILM Line be increased above $10,000,000. At the time of any such reduction or increase of the FILM Line, the Borrowers and TCP shall execute and deliver to the Lender such documentation in connection therewith as the Lender may reasonably require, including without limitation, if deemed necessary by the Lender, a substitute FILM Note reflecting the new principal amount of the FILM Line, substantially in the form of the FILM Note attached hereto as Exhibit A and made a part hereof.

      6. Interest Under the FILM Line. During the term of the FILM Line, interest on the outstanding principal balance of the FILM Line shall accrue and be payable at a fluctuating rate which is at all times equal to the Libor Daily Rate (as hereinafter defined) plus one hundred twenty (120) basis points per annum. For the purposes hereof, the term "Libor Daily Rate" shall be defined as the per annum fluctuating rate of interest equal to the one month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business Day (as hereinafter defined). "Telerate Page 3750" means the British Bankers Association Libor Rates (determined as of 11:00 a.m. London time) that are published by Bridge Information Systems, Inc. "Business Day" means a day on which the Lender is open for the conduct of substantially all of its banking business (excluding Saturdays and Sundays) and a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits in London, England). If for any reason such rate is not available, the Lender shall have the right to select a successor publication or reporting service as a source of the Libor Daily Rate. Interest shall be computed for the actual number of days which have elapsed from the date of each advance under the FILM Line calculated on the basis of a 360-day year.

      7. Fees and Expenses. In consideration of the Lender's agreement to modify the Credit Facility and in addition to the payments of principal and interest required thereunder, the Borrowers shall pay to the Lender the following fees, charges and expenses, at the times and in the manner hereinafter more particularly set forth:

            (a) Contemporaneously with the execution and delivery of this Agreement, the Borrowers shall pay to the Lender a non-refundable facility fee in the amount of $10,000. In addition, at the time of the execution and delivery of this Agreement, the Borrowers shall pay all other fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement, including without limitation, the Lender's reasonable attorneys fees.

            (b) Finally, the Borrowers shall pay to the Lender an availability fee on the unused portion of the Credit Facility (computed on the basis of a year consisting of 360 days and the actual number of days elapsed) in an amount equal to ten (10) basis points per annum on the difference between $50,000,000 and the sum of (i) the average daily principal balance outstanding under the Note and (ii) the average daily principal balance outstanding under the FILM Note (the "Availability Fee"). The Availability Fee shall commence to accrue as of the date hereof, shall be computed on a calendar quarterly basis (the calendar quarterly period is hereinafter referred to as the "Fee Period"), and shall be payable on the first day of each April, July, October and January for the preceding calendar quarter (pro-rated for the number of days elapsed in the Fee Period in question) until the Credit Facility shall be terminated and all sums due thereunder shall be paid in full. The Borrowers also agree to pay to the Lender on the date of the termination of the Credit Facility (whether by maturity, acceleration or otherwise), any unpaid portion of the Availability Fee calculated with respect to the period then ending, pro-rated for the number of days elapsed in the Fee Period in question.

      8. Additional Events of Default. In addition to those events of default specifically enumerated in the Financing Agreement and/or any of the other Financing Documents, the occurrence of any of the following events shall constitute an event of default and shall entitle the Lender to exercise all rights and remedies provided in the Financing Documents as a result of the occurrence of the same:

            (a) The Borrowers shall fail to comply with the terms of any covenant or agreement contained herein; or

            (b) Any information contained in any financial statement, schedule, report or any other document heretofore or hereafter delivered by the Borrowers or any other party or parties to the Lender in connection herewith proves at any time to be not in all material respects true and accurate, or the Borrowers or any such other party or parties shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained herein, in any of the Financing Documents, or in any other document, certificate or opinion heretofore or hereafter delivered to the Lender in connection with the Credit Facility, proves at any time to be incorrect or misleading in any material respect; or

            (c) Any default or event of default (as described or defined therein) shall occur under the FILM Note or under any other document or instrument now or hereafter executed and delivered in connection with the FILM Line, which remains uncured beyond any applicable grace and/or cure period provided therefor.

      9. Release of Claims. The Borrowers, for themselves and for each of their respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lender and its successors and assigns on account of any occurrence relating to the Credit Facility and/or any of the Financing Documents which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrowers in connection with the Credit Facility, (b) was or is in any way involved with the Borrowers as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Credit Facility or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrowers or any third party or parties in favor of the Lender. This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrowers and each of their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys.

      10. Continuing Agreements; Novation. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Financing Agreement and each of the other Financing Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Financing Agreement or in any of the other Financing Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Financing Agreement, the Note and/or the other Financing Documents and that the existing indebtedness of the Borrowers to the Lender evidenced by the Note is continuing, without interruption, and has not been discharged by a new agreement.

      11. Confirmation of Liens, Etc. The Borrowers hereby acknowledge and agree that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Financing Documents, and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or warranty of title in, or conveyance effected by the Financing Documents, or the priority thereof over other liens, charges, encumbrances or conveyances, or to release or adversely affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Credit Facility or any of the Financing Documents, nor shall anything herein contained or done in pursuance hereof adversely affect or be construed to adversely affect any other security or instrument held by the Lender as security for or evidence of the indebtedness evidenced and secured thereby.

      12. Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO ANY OF THE BORROWERS OR TO ANY EMPLOYEE OR AGENT OF ANY OF THE BORROWERS, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT AND IN THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY ARE MERGED HEREIN AND THEREIN.

      13. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

      14. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

      15. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original.
It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

      IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

WITNESS OR ATTEST:                  THE TOWN AND COUNTRY TRUST



                                    By                            (SEAL)
-------------------------             ----------------------------
                                         Harvey Schulweis
                                         President

WITNESS OR ATTEST:                  THE TC OPERATING LIMITED PARTNERSHIP

                                    By:   The Town and Country Trust
                                          Managing General Partner



                                                By                       (SEAL)
-------------------------                         -----------------------
                                                  Harvey Schulweis
                                                  President

WITNESS OR ATTEST:                  THE TC PROPERTY COMPANY II

                                    By:   The TC Operating Limited Partnership
                                          Managing General Partner

                                          By:   The Town and Country Trust
                                                Managing General Partner



                                                By                 (SEAL)
-------------------------                         -----------------
                                                    Harvey Schulweis
                                                    President

WITNESS:                            ALLFIRST BANK



                                    By                            (SEAL)
-------------------------             ----------------------------
                                         Name:
                                         Title:

STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:


STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:

STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:


STATE OF MARYLAND, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2000, before me, the undersigned Notary Public of said State, personally appeared _______________________, who acknowledged himself/herself to be a
_____________________ of Allfirst Bank, a Maryland banking corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized ________________________ of said Bank by signing the name of the Bank by himself/herself as
________________________.

      WITNESS my hand and Notarial Seal.

                                          -----------------------------
                                          Notary Public

My Commission Expires:

                    SIGNATURE PAGES TO FILM/CASH SOLUTIONS
                PROMISSORY NOTE DATED APRIL 10, 2000 EXECUTED
               BY THE TOWN AND COUNTRY TRUST, THE TC OPERATING
                     LIMITED PARTNERSHIP, THE TC PROPERTY
                    COMPANY II AND THE TC PROPERTY COMPANY
                            IN FAVOR OF ALLFIRST BANK

      IN WITNESS WHEREOF, the parties have executed this Promissory Note under seal as of the date first above written.

WITNESS OR ATTEST:                   THE TOWN AND COUNTRY TRUST



                                     By                            (SEAL)
-------------------------              ----------------------------
                                          Harvey Schulweis
                                          President

WITNESS OR ATTEST:                   THE TC OPERATING LIMITED
     PARTNERSHIP

                                     By:   The Town and Country Trust
                                           Managing General Partner



                                                 By                       (SEAL)
-------------------------                          -----------------------
                                                Harvey Schulweis
                                                President

WITNESS OR ATTEST:                   THE TC PROPERTY COMPANY II

                                     By:   The TC Operating Limited Partnership
                                           Managing General Partner

                                           By:   The Town and Country Trust
                                                 Managing General Partner



                                                       By                 (SEAL)
-------------------------                                -----------------
                                                      Harvey Schulweis
                                                      President

WITNESS OR ATTEST:                   THE TC PROPERTY COMPANY

                                     By:   The TC Operating Limited Partnership
                                           Managing General Partner

                                           By:   The Town and Country Trust
                                                 Managing General Partner



                                                       By                 (SEAL)
-------------------------                                -----------------
                                                      Harvey Schulweis
                                                      President



STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

      WITNESS my hand and Notarial Seal.



                                    -----------------------------
                                                Notary Public

My Commission Expires:

STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

      WITNESS my hand and Notarial Seal.


                                                -----------------------------
                                                Notary Public

My Commission Expires:


STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

      WITNESS my hand and Notarial Seal.



                                    -----------------------------
                                                Notary Public

My Commission Expires:

STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

      WITNESS my hand and Notarial Seal.



                                    -----------------------------
                                                Notary Public

My Commission Expires:



#318427

                        EXHIBIT B TO FILM/CASH SOLUTIONS
                  PROMISSORY NOTE DATED APRIL 10, 2000 EXECUTED
                 BY THE TOWN AND COUNTRY TRUST, THE TC OPERATING
                      LIMITED PARTNERSHIP, THE TC PROPERTY
                     COMPANY II AND THE TC PROPERTY COMPANY
                            IN FAVOR OF ALLFIRST BANK


  1. Notwithstanding anything contained in the Promissory Note to the contrary, so long as no default or event of default shall have occurred which remains uncured, Bank shall not demand payment under the Promissory Note, or terminate Borrower's right to receive Loans thereunder, on less than one hundred twenty (120) days prior written notice from Bank to Borrower.

  2. Any of the following will be a default under the Promissory Note: (a) failure to pay, within ten (10) days of the date as and when due, any principal, expense, fee, charge or interest payable by Borrower to Bank under the Promissory Note; (b) failure to perform any other obligation under the Promissory Note, which failure remains uncured for more than fifteen (15) days after written notice from Bank to Borrower; (c) any warranty, representation or statement to Bank by or on behalf of any Borrower proving to have been incorrect in any material respect when made or furnished; or (d) the occurrence of any Event of Default under the Financing Agreement (as defined therein).

  3. Notwithstanding anything contained in the Promissory Note to the contrary, Bank acknowledges that attorneys' fees are stated to be fifteen percent (15%) solely for purposes of fixing a sum certain for which judgment can be entered by confession; and Bank agrees that in enforcing any judgment by confession, Bank shall not demand, solely with respect to attorneys' fees incurred by Bank in connection with such indebtedness, after such judgment is rendered, any amounts in excess of the actual, reasonable amount of attorneys' fees charged or billed to Bank (which attorneys' fees shall be charged or billed to Bank at the standard hourly rates).

  4. By its acceptance hereof, Bank hereby acknowledges that the First Amended and Restated Declaration of Trust of The Town and Country Trust (the "Trust") dated June 24, 1993, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that no trustee, officer, shareholder, employee or agent of the Trust shall be held to any personal liability, jointly or severally, for any obligation of or claim against the Trust. All persons dealing with the Trust in any way shall look only to the assets of the Trust for the payment of any sum or the performance of any obligation.

#328049

                       SECOND LOAN MODIFICATION AGREEMENT


      THIS SECOND LOAN MODIFICATION AGREEMENT (this "Agreement") is made this ____ day of August, 2001 by and among THE TOWN AND COUNTRY TRUST, a real estate investment trust organized and existing under the laws of the State of Maryland (the "Trust"); THE TC OPERATING LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Maryland (the "Operating Partnership"); and THE TC PROPERTY COMPANY II, a general partnership organized and existing under the laws of the State of Maryland (the "Property Company"; the Trust, the Operating Partnership and the Property Company being hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"); and ALLFIRST BANK, formerly known as THE FIRST NATIONAL BANK OF MARYLAND, its successors and assigns, (the "Lender").

                             INTRODUCTORY STATEMENT

      A. Pursuant to the terms of a Financing Agreement dated September 25, 1998 executed by and among the Borrowers and the Lender (such Financing Agreement, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Financing Agreement") and a Promissory Note dated of even date with the Financing Agreement executed by the Borrowers, as makers, in favor of the Lender, as payee, in the original principal amount of $50,000,000 (such Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Original Facility Note"), the Borrowers became indebted unto the Lender for a Credit Facility in the original principal amount of up to $50,000,000 (the "Credit Facility"), the proceeds of which were to be used by the Borrowers to finance the acquisition by the Borrowers, and/or entities related to or affiliated with the Borrowers, of multi-family apartment properties located within the continental United States, on the terms and subject to the conditions therein more particularly set forth.

      B. Subsequent to the closing of the Credit Facility, the Borrowers requested that the Lender modify the terms of the Credit Facility in order to, among other things, allow for a portion of the Credit Facility, in an amount not to exceed at any one time outstanding the sum of $10,000,000, to be utilized by the Borrowers and by The TC Property Company, a Maryland general partnership and an affiliated entity of the Borrowers, ("TCP") for working capital purposes, and in connection therewith, (i) the Borrowers executed and delivered in favor of the Lender a Loan Modification Agreement dated April 10, 2000 (the "First Modification Agreement"), and (ii) the Borrowers and TCP executed in favor of the Lender a FILM/Cash Solutions Promissory Note of even date therewith in the original principal amount of $10,000,000 (the "Original FILM Note") pursuant to which a portion of the Credit Facility, in an amount not to exceed at any one time outstanding the sum of $10,000,000 (such portion of the Credit Facility being hereinafter referred to as the "FILM Line"), was segregated by the Lender from the balance of the Credit Facility and made available by the Lender to the Borrowers and TCP for working capital purposes.

      C. The Borrowers have now requested that the Lender further modify the Credit Facility in order to, among other things, (i) increase the amount of the FILM Line to $20,000,000, and (ii) provide the Borrowers with an additional option to extend the maturity of the Credit Facility, and the parties hereto have agreed to execute and deliver this Agreement to modify the terms of the Credit Facility as hereinafter more particularly set forth in order to reflect the understandings of the parties with respect thereto.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves, their respective successors and assigns do hereby mutually covenant and agree as follows:

      1. Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

      2. Outstanding Obligations. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Credit Facility, exclusive of sums outstanding under the FILM Line, as of the date hereof is $______________, (b) that the outstanding principal balance of the FILM Line as of the date hereof is $______________, (c) that interest on the unpaid principal balance of the Original Facility Note has been paid through __________, 2001, (d) that interest on the unpaid principal balance of the Original FILM Note has been paid through __________, 2001, and (e) that the unpaid principal balance of the Credit Facility, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

      3. Continuation of Credit Facility Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Credit Facility shall continue to be advanced, to bear interest and to be repaid on the terms and subject to the conditions set forth in the Financing Agreement and each of the other documents evidencing and securing the Credit Facility (this Agreement, the Financing Agreement, the Original Facility Note, the First Modification Agreement, the Original FILM Note, as replaced by the New FILM Note (as hereinafter defined), and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Financing Documents"). All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.

      4. Additional Extension Option. Notwithstanding anything contained in the Financing Agreement or any of the other Financing Documents to the contrary, in the event that the Borrowers shall elect to extend the maturity of the Credit Facility to October 1, 2002 pursuant to the terms of the extension option expressly provided to the Borrowers pursuant to the terms of the First Modification Agreement and shall satisfy all of the conditions precedent thereto as set forth in the First Modification Agreement, the Borrowers shall have one (1) additional option to extend the maturity of the Credit Facility for a period of twelve (12) months (through October 1, 2003), upon the express condition for the exercise of such extension option that each and all of the following conditions precedent shall have been fulfilled or complied with to the complete satisfaction of the Lender:

            (a) The Borrowers shall have given to the Lender at least thirty
(30) days prior written notice of their intention to extend the Credit Facility;

            (b) No default or event of default shall have occurred hereunder or under any of the other Financing Documents which remains uncured beyond any applicable grace and/or cure period provided therefor; and

            (c) The Borrowers shall have paid to the Lender, at the time the notice required by subparagraph (a) above is given, an extension fee in the amount of $50,000.

Upon the exercise by the Borrowers of the foregoing extension option in accordance with the terms hereof, the Credit Facility shall mature and the entire principal balance thereof, together with all accrued and unpaid interest thereon, shall be due and payable on October 1, 2003.

      5. Increase of FILM Line. (a) From and as of the date hereof, through the earliest to occur of (i) the maturity of the Credit Facility (whether by acceleration or otherwise), (ii) the termination of the FILM Line, (iii) the date upon which the Borrowers consummate an amendment, modification or refinancing of the FNMA Debt (as defined in the Financing Agreement) pursuant to which the principal amount thereof shall be increased, or (iv) October 1, 2002 (such period of time being hereinafter referred to as the "Increased Allocation Period"), the amount of the FILM Line shall be increased to an amount not to exceed at any one time outstanding the sum of $20,000,000. Thus, commencing with the date hereof, through the remainder of the Increased Allocation Period, the sum of $20,000,000 shall be segregated by the Lender from the balance of the Credit Facility and shall be made available by the Lender to the Borrowers and TCP for working capital purposes. In connection therewith, the Borrowers and TCP shall execute and deliver in favor of the Lender, on the date hereof, a substitute FILM/Cash Solutions Promissory Note in the form attached hereto as Exhibit A and made a part hereof reflecting the new principal amount of the FILM Line, which shall replace the Original FILM Note heretofore evidencing the same, (such substitute FILM/Cash Solutions Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "New FILM Note"). Notwithstanding anything contained in the Financing Agreement, the Original Facility Note or the First Modification Agreement to the contrary, during the Increased Allocation Period, the outstanding principal amount of the Original Facility Note, and the aggregate principal amount of all Advances (as defined in the Financing Agreement), shall not exceed at any one time outstanding the difference between
(i) $50,000,000, and (ii) the principal amount of the New FILM Note.

            (b) Provided that the FILM Line shall not have been earlier terminated in accordance with the terms of the New FILM Note, upon the conclusion of the Increased Allocation Period, through the then scheduled maturity of the Credit Facility, the amount of the FILM Line shall be decreased to an amount not to exceed at any one time outstanding the sum of $10,000,000. Thus, on the last day of the Increased Allocation Period, the Borrowers shall pay or cause to be paid to the Lender, a mandatory principal curtailment on the FILM Line in a principal amount equal to the difference between the then current outstanding principal balance of the FILM Line and $10,000,000.

            (c) Unless earlier terminated by the Lender in accordance with the terms of the New FILM Note, the FILM Line shall remain available to the Borrowers until the earlier to occur of (i) demand of the FILM Line by the Lender in accordance with the terms of the New FILM Note, (ii) the maturity of the Credit Facility in accordance with the terms of the Financing Documents or
(iii) the voluntary termination of the FILM Line by the Borrowers and TCP upon ten (10) days prior written notice to the Lender.

            (d) Notwithstanding anything contained herein or in the New FILM Note to the contrary, the Borrowers shall have the right, upon not less than ten
(10) days prior written notice to the Lender, to reduce the amount of the FILM Line. Any such reduction of the FILM Line shall be made in increments of not less than $2,000,000. In addition, after any such reduction of the FILM Line, the Borrowers shall have the right, upon not less than ten (10) days prior written notice to the Lender, to thereafter increase the amount of the FILM Line. However, any such restoration of the FILM Line shall also be made in increments of not less than $2,000,000 and, in no event shall the principal amount of the FILM Line be increased above $20,000,000 during the Increased Allocation Period, and thereafter in excess of $10,000,000. At the time of any such reduction or increase of the FILM Line, the Borrowers and TCP shall execute and deliver to the Lender such documentation in connection therewith as the Lender may reasonably require, including without limitation, if deemed necessary by the Lender, a new substitute FILM Note reflecting the new principal amount of the FILM Line, substantially in the form attached hereto as Exhibit A and made a part hereof.

      6. Interest Under the FILM Line. From and as of the date hereof and continuing until the termination of the Increased Allocation Period and the payment of the mandatory principal curtailment, if any, due pursuant to Paragraph 5(b) above, interest on the outstanding principal balance of the FILM Line shall accrue and be payable at a fluctuating rate which is at all times equal to the Libor Daily Rate (as hereinafter defined) plus one hundred thirty-five (135) basis points per annum. Thereafter, interest on the outstanding principal balance of the FILM Line shall accrue and be payable at a fluctuating rate which is at all times equal to the Libor Daily Rate plus one hundred twenty (120) basis points per annum. For the purposes hereof, the term "Libor Daily Rate" shall be defined as the per annum fluctuating rate of interest equal to the one month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business Day (as hereinafter defined). "Telerate Page 3750" means the British Bankers Association Libor Rates (determined as of 11:00 a.m. London time) that are published by Bridge Information Systems, Inc. "Business Day" means a day on which the Lender is open for the conduct of substantially all of its banking business (excluding Saturdays and Sundays) and a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits in London, England). If for any reason such rate is not available, the Lender shall have the right to select a successor publication or reporting service as a source of the Libor Daily Rate. Interest shall be computed for the actual number of days which have elapsed from the date of each advance under the FILM Line calculated on the basis of a 360-day year.

      7. Fees and Expenses. In consideration of the Lender's agreement to modify the Credit Facility and in addition to the payments of principal and interest required thereunder, the Borrowers shall pay to the Lender the following fees, charges and expenses, at the times and in the manner hereinafter more particularly set forth:

            (a) Contemporaneously with the execution and delivery of this Agreement, the Borrowers shall pay to the Lender all fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement, including without limitation, the Lender's reasonable attorneys fees.

            (b) In addition, the Borrowers shall pay to the Lender an availability fee on the unused portion of the Credit Facility (computed on the basis of a year consisting of 360 days and the actual number of days elapsed) in an amount equal to ten (10) basis points per annum on the difference between $50,000,000 and the sum of (i) the average daily principal balance outstanding under the Original Facility Note and (ii) the average daily principal balance outstanding under the New FILM Note (the "Availability Fee"). The Availability Fee shall commence to accrue as of the date hereof, shall be computed on a calendar quarterly basis (the calendar quarterly period is hereinafter referred to as the "Fee Period"), and shall be payable on the first day of each April, July, October and January for the preceding calendar quarter (pro-rated for the number of days elapsed in the Fee Period in question) until the Credit Facility shall be terminated and all sums due thereunder shall be paid in full. The Borrowers also agree to pay to the Lender on the date of the termination of the Credit Facility (whether by maturity, acceleration or otherwise), any unpaid portion of the Availability Fee calculated with respect to the period then ending, pro-rated for the number of days elapsed in the Fee Period in question.

      8. Additional Events of Default. In addition to those events of default specifically enumerated in the Financing Agreement and/or any of the other Financing Documents, the occurrence of any of the following events shall constitute an event of default and shall entitle the Lender to exercise all rights and remedies provided in the Financing Documents as a result of the occurrence of the same:

            (a) The Borrowers shall fail to comply with the terms of any covenant or agreement contained herein; or

            (b) Any information contained in any financial statement, schedule, report or any other document heretofore or hereafter delivered by the Borrowers or any other party or parties to the Lender in connection herewith proves at any time to be not in all material respects true and accurate, or the Borrowers or any such other party or parties shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained herein, in any of the Financing Documents, or in any other document, certificate or opinion heretofore or hereafter delivered to the Lender in connection with the Credit Facility, proves at any time to be incorrect or misleading in any material respect; or

            (c) Any default or event of default (as described or defined therein) shall occur under the New FILM Note or under any other document or instrument now or hereafter executed and delivered in connection with the FILM Line, which remains uncured beyond any applicable grace and/or cure period provided therefor.

      9. Appointment of New Agent. The parties hereto hereby acknowledge and agree that, from and as of the date hereof, James Dolphin is hereby appointed as the Borrowers' authorized agent to receive on the Borrowers' behalf service of any and all process that may be served on the Borrowers in any suit, action or proceeding of any nature arising out of or relating to the Credit Facility or any of the Financing Documents.

      10. Release of Claims. The Borrowers, for themselves and for each of their respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lender and its successors and assigns on account of any occurrence relating to the Credit Facility and/or any of the Financing Documents which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrowers in connection with the Credit Facility, (b) was or is in any way involved with the Borrowers as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Credit Facility or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrowers or any third party or parties in favor of the Lender. This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrowers and each of their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys.

      11. Continuing Agreements; Novation. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Financing Agreement and each of the other Financing Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Financing Agreement or in any of the other Financing Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Financing Agreement, the Original Facility Note and/or the other Financing Documents and that the existing indebtedness of the Borrowers to the Lender evidenced by the Original Facility Note and the Original FILM Note is continuing, without interruption, and has not been discharged by a new agreement.

      12. Confirmation of Liens, Etc. The Borrowers hereby acknowledge and agree that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Financing Documents, and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or warranty of title in, or conveyance effected by the Financing Documents, or the priority thereof over other liens, charges, encumbrances or conveyances, or to release or adversely affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Credit Facility or any of the Financing Documents, nor shall anything herein contained or done in pursuance hereof adversely affect or be construed to adversely affect any other security or instrument held by the Lender as security for or evidence of the indebtedness evidenced and secured thereby.

      13. Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO ANY OF THE BORROWERS OR TO ANY EMPLOYEE OR AGENT OF ANY OF THE BORROWERS, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT AND IN THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY ARE MERGED HEREIN AND THEREIN.

      14. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

      15. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

      16. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original.
It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

      IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

WITNESS OR ATTEST:                THE TOWN AND COUNTRY TRUST



                                  By                            (SEAL)
-------------------------           ----------------------------
                                       James Dolphin
                                       Senior Vice President

WITNESS OR ATTEST:                THE TC OPERATING LIMITED PARTNERSHIP

                                  By:   The Town and Country Trust
                                        Managing General Partner



                                              By                       (SEAL)
-------------------------                       -----------------------
                                                James Dolphin
                                                Senior Vice President

WITNESS OR ATTEST:                THE TC PROPERTY COMPANY II

                                  By:   The TC Operating Limited Partnership
                                        Managing General Partner

                                        By:   The Town and Country Trust
                                              Managing General Partner



                                              By                 (SEAL)
-------------------------                       -----------------
                                                James Dolphin
                                                Senior Vice President

WITNESS:                          ALLFIRST BANK



                                  By                            (SEAL)
-------------------------           ----------------------------
                                       Name:
                                       Title:

STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2001, before me, the undersigned Notary Public of said State, personally appeared James Dolphin, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:


STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2001, before me, the undersigned Notary Public of said State, personally appeared James Dolphin, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:

STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2001, before me, the undersigned Notary Public of said State, personally appeared James Dolphin, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:


STATE OF MARYLAND, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2001, before me, the undersigned Notary Public of said State, personally appeared _______________________, who acknowledged himself/herself to be a
_____________________ of Allfirst Bank, a Maryland banking corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized ________________________ of said Bank by signing the name of the Bank by himself/herself as
________________________.

      WITNESS my hand and Notarial Seal.

                                          -----------------------------
                                          Notary Public

My Commission Expires:

                        EXHIBIT B TO FILM/CASH SOLUTIONS
               PROMISSORY NOTE DATED AUGUST ___, 2001 EXECUTED BY THE TOWN AND COUNTRY TRUST, THE TC OPERATING
                      LIMITED PARTNERSHIP, THE TC PROPERTY
                    COMPANY II AND THE TC PROPERTY COMPANY
                            IN FAVOR OF ALLFIRST BANK


  1. Notwithstanding anything contained in the Promissory Note to the contrary, so long as no default or event of default shall have occurred which remains uncured, Bank shall not demand payment under the Promissory Note, or terminate Borrower's right to receive Loans thereunder, on less than one hundred twenty (120) days prior written notice from Bank to Borrower.

  2. Any of the following will be a default under the Promissory Note: (a) failure to pay, within ten (10) days of the date as and when due, any principal, expense, fee, charge or interest payable by Borrower to Bank under the Promissory Note; (b) failure to perform any other obligation under the Promissory Note, which failure remains uncured for more than fifteen (15) days after written notice from Bank to Borrower; (c) any warranty, representation or statement to Bank by or on behalf of any Borrower proving to have been incorrect in any material respect when made or furnished; or (d) the occurrence of any Event of Default under the Financing Agreement (as defined therein).

  3. Notwithstanding anything contained in the Promissory Note to the contrary, Bank acknowledges that attorneys' fees are stated to be fifteen percent (15%) solely for purposes of fixing a sum certain for which judgment can be entered by confession; and Bank agrees that in enforcing any judgment by confession, Bank shall not demand, solely with respect to attorneys' fees incurred by Bank in connection with such indebtedness, after such judgment is rendered, any amounts in excess of the actual, reasonable amount of attorneys' fees charged or billed to Bank (which attorneys' fees shall be charged or billed to Bank at the standard hourly rates).

  4. By its acceptance hereof, Bank hereby acknowledges that the First Amended and Restated Declaration of Trust of The Town and Country Trust (the "Trust") dated June 24, 1993, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that no trustee, officer, shareholder, employee or agent of the Trust shall be held to any personal liability, jointly or severally, for any obligation of or claim against the Trust. All persons dealing with the Trust in any way shall look only to the assets of the Trust for the payment of any sum or the performance of any obligation.

#451156

                        THIRD LOAN MODIFICATION AGREEMENT


      THIS THIRD LOAN MODIFICATION AGREEMENT (this "Agreement") is made this ____ day of December, 2002 by and among THE TOWN AND COUNTRY TRUST, a real estate investment trust organized and existing under the laws of the State of Maryland (the "Trust"); THE TC OPERATING LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Maryland (the "Operating Partnership"); and THE TC PROPERTY COMPANY II, a general partnership organized and existing under the laws of the State of Maryland (the "Property Company"; the Trust, the Operating Partnership and the Property Company being hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"); and ALLFIRST BANK, formerly known as THE FIRST NATIONAL BANK OF MARYLAND, its successors and assigns, (the "Lender").

                             INTRODUCTORY STATEMENT

      A. Pursuant to the terms of a Financing Agreement dated September 25, 1998 executed by and among the Borrowers and the Lender (such Financing Agreement, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Financing Agreement") and a Promissory Note dated of even date with the Financing Agreement executed by the Borrowers, as makers, in favor of the Lender, as payee, in the original principal amount of $50,000,000 (such Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Original Facility Note"), the Borrowers became indebted unto the Lender for a Credit Facility in the original principal amount of up to $50,000,000 (the "Credit Facility"), the proceeds of which were to be used by the Borrowers to finance the acquisition by the Borrowers, and/or entities related to or affiliated with the Borrowers, of multi-family apartment properties located within the continental United States, on the terms and subject to the conditions therein more particularly set forth.

      B. Subsequent to the closing of the Credit Facility, the Borrowers requested that the Lender modify the terms of the Credit Facility in order to, among other things, allow for a portion of the Credit Facility, in an amount not to exceed at any one time outstanding the sum of $10,000,000, to be utilized by the Borrowers and by The TC Property Company, a Maryland general partnership and an affiliated entity of the Borrowers, ("TCP") for working capital purposes, and in connection therewith, (i) the Borrowers executed and delivered in favor of the Lender a Loan Modification Agreement dated April 10, 2000 (the "First Modification Agreement"), and (ii) the Borrowers and TCP executed in favor of the Lender a FILM/Cash Solutions Promissory Note of even date therewith in the original principal amount of $10,000,000 (the "Original FILM Note") pursuant to which a portion of the Credit Facility, in an amount not to exceed at any one time outstanding the sum of $10,000,000 (such portion of the Credit Facility being hereinafter referred to as the "FILM Line"), was segregated by the Lender from the balance of the Credit Facility and made available by the Lender to the Borrowers and TCP for working capital purposes.

      C. Pursuant to the terms of a Second Loan Modification Agreement dated August 29, 2001 executed by and between the Borrowers and the Lender (the "Second Modification Agreement"), (i) the amount of the FILM Line was increased, on a temporary basis, in accordance with the terms and subject to the conditions therein more particularly set forth (which is no longer in effect), (ii) the Borrowers and TCP executed in favor of the Lender a substitute FILM/Cash Solutions Promissory Note dated of even date therewith in order to reflect the new principal amount of the FILM Line and to replace the Original FILM Note (such substitute FILM/Cash Solutions Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Restated FILM Note"), and (iii) the Borrowers were provided with an option to extend the maturity of the Credit Facility as therein more particularly set forth.

      D. The Borrowers have now requested that the Lender further modify the Credit Facility in order to, among other things, provide the Borrowers with an additional option to extend the maturity of the Credit Facility, and the parties hereto have agreed to execute and deliver this Agreement to modify the terms of the Credit Facility as hereinafter more particularly set forth in order to reflect the understandings of the parties with respect thereto.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves, their respective successors and assigns do hereby mutually covenant and agree as follows:

      1. Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

      2. Outstanding Obligations. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Credit Facility, exclusive of sums outstanding under the FILM Line, as of December 16, 2002 is $16,250,000, (b) that the outstanding principal balance of the FILM Line as of December 16, 2002 is $2,000,000, (c) that interest on the unpaid principal balance of the Original Facility Note has been paid through December 1, 2002, (d) that interest on the unpaid principal balance of the Restated FILM Note has been paid through December 1, 2002, and (e) that the unpaid principal balance of the Credit Facility, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

      3. Continuation of Credit Facility Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Credit Facility shall continue to be advanced, to bear interest and to be repaid on the terms and subject to the conditions set forth in the Financing Agreement and each of the other documents evidencing and securing the Credit Facility (this

Agreement, the Financing Agreement, the Original Facility Note, the First Modification Agreement, the Second Modification Agreement, the Restated FILM Note, and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Financing Documents"). All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.

      4. Additional Extension Option. Notwithstanding anything contained in the Financing Agreement or any of the other Financing Documents to the contrary, the Borrowers shall have one (1) additional option to extend the maturity of the Credit Facility for a period of twelve (12) months (through October 1, 2004), upon the express condition for the exercise of such extension option that each and all of the following conditions precedent shall have been fulfilled or complied with to the complete satisfaction of the Lender:

            (a) The Borrowers shall have given to the Lender at least thirty
(30) days prior written notice of their intention to extend the Credit Facility;

            (b) No default or event of default shall have occurred hereunder or under any of the other Financing Documents which remains uncured beyond any applicable grace and/or cure period provided therefor; and

            (c) The Borrowers shall have paid to the Lender, at the time the notice required by subparagraph (a) above is given, an extension fee in the amount of $50,000.

Upon the exercise by the Borrowers of the foregoing extension option in accordance with the terms hereof, the Credit Facility shall mature and the entire principal balance thereof, together with all accrued and unpaid interest thereon, shall be due and payable on October 1, 2004.

      5. Fees and Expenses. In consideration of the Lender's agreement to modify the Credit Facility and in addition to the payments of principal, interest and other fees required thereunder, the Borrowers shall pay to the Lender, contemporaneously with the execution and delivery of this Agreement, all fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement, including without limitation, the Lender's reasonable attorneys fees.

      6. Release of Claims. The Borrowers, for themselves and for each of their respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lender and its successors and assigns on account of any occurrence relating to the Credit Facility and/or any of the Financing Documents which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrowers in connection with the Credit Facility, (b) was or is in any way involved with the Borrowers as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Credit Facility or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrowers or any third party or parties in favor of the Lender. This release and waiver shall be effective as of the date of this

Agreement and shall be binding upon the Borrowers and each of their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys.

      7. Continuing Agreements; Novation. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Financing Agreement and each of the other Financing Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Financing Agreement or in any of the other Financing Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Financing Agreement, the Original Facility Note and/or the other Financing Documents and that the existing indebtedness of the Borrowers to the Lender evidenced by the Original Facility Note and the Restated FILM Note is continuing, without interruption, and has not been discharged by a new agreement.

      8. Confirmation of Liens, Etc. The Borrowers hereby acknowledge and agree that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Financing Documents, and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or warranty of title in, or conveyance effected by the Financing Documents, or the priority thereof over other liens, charges, encumbrances or conveyances, or to release or adversely affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Credit Facility or any of the Financing Documents, nor shall anything herein contained or done in pursuance hereof adversely affect or be construed to adversely affect any other security or instrument held by the Lender as security for or evidence of the indebtedness evidenced and secured thereby.

      9. Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO ANY OF THE BORROWERS OR TO ANY EMPLOYEE OR AGENT OF ANY OF THE BORROWERS, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT AND IN THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY ARE MERGED HEREIN AND THEREIN.

      10. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

      11. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

      12. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original.
It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

      IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

WITNESS OR ATTEST:                THE TOWN AND COUNTRY TRUST



                                  By                            (SEAL)
-------------------------           ----------------------------
                                       James Dolphin
                                       Senior Vice President

WITNESS OR ATTEST:                THE TC OPERATING LIMITED PARTNERSHIP

                                  By:   The Town and Country Trust
                                        Managing General Partner



                                         By                       (SEAL)
-------------------------                  -----------------------
                                            James Dolphin
                                            Senior Vice President

WITNESS OR ATTEST:                THE TC PROPERTY COMPANY II

                                  By:   The TC Operating Limited Partnership
                                        Managing General Partner

                                        By:   The Town and Country Trust
                                              Managing General Partner



                                               By                 (SEAL)
-------------------------                        -----------------
                                                  James Dolphin
                                                  Senior Vice President

WITNESS:                                  ALLFIRST BANK



                                          By                            (SEAL)
-------------------------                   ----------------------------
                                               Name:
                                               Title:





STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2002, before me, the undersigned Notary Public of said State, personally appeared James Dolphin, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:

STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2002, before me, the undersigned Notary Public of said State, personally appeared James Dolphin, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:


STATE OF ______________, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2002, before me, the undersigned Notary Public of said State, personally appeared James Dolphin, who acknowledged himself to be a Senior Vice President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said real estate investment trust by signing the name of the real estate investment trust by himself as Senior Vice President.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires:

STATE OF MARYLAND, __________ OF __________, TO WIT:

      I HEREBY CERTIFY, that on this ______ day of ______________, 2002, before me, the undersigned Notary Public of said State, personally appeared _______________________, who acknowledged himself/herself to be a
_____________________ of Allfirst Bank, a Maryland banking corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized ________________________ of said Bank by signing the name of the Bank by himself/herself as
________________________.

      WITNESS my hand and Notarial Seal.


                                          -----------------------------
                                          Notary Public

My Commission Expires: